Share Classes A B C

This material is authorized for use only when preceded or accompanied by a current PIMCO Funds: Pacific Investment Management Series prospectus.

The following is a supplement (dated November 24, 2003) to the PIMCO Funds:

Pacific Investment Management Series Total Return Fund A, B, and C prospectus dated July 31, 2003; please retain for your records.

Disclosure Relating to All Funds

Investment Minimums. Effective January 1, 2004, the Trust will increase the initial investment minimum in the Fund from $2,500 to $5,000. Accordingly, the disclosure contained in the Investment Minimums chart in the subsection captioned “Investment Minimums” under the section titled “How to Buy and Sell Shares” is modified to read as follows:

Investment Minimums. The following investment minimums apply for purchases of Class A, Class B and Class C shares.

Initial Investment	Subsequent Investments
$5,000 per fund*	$100 per fund

*	Prior to January 1, 2004, the initial investment minimum applicable to purchases of Class A, Class B and Class C shares will be $2,500.

Lower minimums may apply for certain categories of investors, including certain tax-qualified retirement plans, and for special investment programs and plans offered by the Trust, such as the PIMCO Funds Auto-Invest and PIMCO Funds Fund Link programs. Please see the Guide for details.

Small Account Liquidation. The Trust currently intends to liquidate accounts with balances of $250 or less as of the close of business on February 6, 2004. Shareholders who wish to prevent the liquidation of their accounts must increase their account balances to greater than $250 by February 5, 2004.

Method for Calculating CDSCs. Effective as of the close of business on February 6, 2004, the the manner of calculating the CDSC on Class B and Class C shares (and where applicable, Class A shares) purchased after December 31, 2001, will change from the manner of calculation currently described in the prospectus. Accordingly, the disclosure contained in the subsection captioned “How CDSCs are Calculated” under the section titled “Classes of Shares—Class A, B and C Shares” is modified to read as follows:

How CDSCs are Currently Calculated—Until the Close of Business on February 6, 2004

A CDSC is imposed on redemptions of Class B and Class C shares (and where applicable, Class A shares) on the amount of the redemption which causes the current value of your account for the particular class of shares of the Fund to fall below the total dollar amount of your purchase payments subject to the CDSC. However, no CDSC is imposed if the shares redeemed have been acquired through the reinvestment of dividends or capital gains distributions or if the amount redeemed is derived from increases in the value of your account above the amount of the purchase payments subject to the CDSC. CDSCs are deducted from the proceeds of your redemption, not from amounts remaining in your account. In determining whether a CDSC is payable, it is assumed that the purchase payment from which the redemption is made is the earliest purchase payment for the particular class of shares in your account (from which a redemption or exchange has not already been effected).

For instance, the following illustrates the current operation of the Class B CDSC:

•	Assume that an individual opens an account and makes a purchase payment of $10,000 for Class B shares of the Fund and that six months later the value of the investor’s account for the Fund has grown through investment performance and reinvestment of distributions to $11,000. The investor then may redeem up to $1,000 from the Fund ($11,000 minus $10,000) without incurring a CDSC. If the investor should redeem $3,000, a CDSC would be imposed on $2,000 of the redemption (the amount by which the investor’s account for the Fund was reduced below the amount of the purchase payment). At the rate of 5%, the Class B CDSC would be $100.

How CDSCs will be Calculated—Shares Purchased After December 31, 2001

Effective as of the close of business on February 6, 2004, the manner of calculating the CDSC on Class B and Class C shares (and where applicable, Class A shares) purchased after December 31, 2001, will change from that described above. The CDSC on all shares purchased after December 31, 2001, will be subject to the change, not only those shares purchased on or after February 6, 2004.

3	PIMCO Total Return Fund Semi-Annual Report I 09.30.03

Under the new calculation method, the following rules will apply:

•	Shares acquired through the reinvestment of dividends or capital gains distributions will be redeemed first and will not be subject to any CDSC.

•	For the redemption of all other shares, the CDSC will be based on either your original purchase price or the then current NAV of the shares being sold, whichever is lower. To illustrate this point, consider shares purchased at an NAV of $10. If the Fund’s NAV per share at the time of redemption is $12, the CDSC will apply to the purchase price of $10. If the NAV per share at the time of redemption is $8, the CDSC will apply to the $8 current NAV per share.

•	CDSCs will be deducted from the proceeds of your redemption, not from amountsremaining in your account.

•	In determining whether a CDSC is payable, the first-in first-out, or “FIFO,” method will be used to determine which shares are being redeemed.

For example, the following illustrates the operation of the Class B CDSC beginning as of the close of business on February 6, 2004:

•	Assume that an individual opens an account and makes a purchase payment of $10,000 for 1,000 Class B shares of the Fund (at $10 per share) and that six months later the value of the investor’s account for the Fund has grown through investment performance to $11,000 ($11 per share). If the investor should redeem $2,200 (200 shares), a CDSC would be applied against $2,000 of the redemption (the purchase price of the shares redeemed, because the purchase price is lower than the current NAV of such shares ($2,200). At the rate of 5%, the Class B CDSC would be $100.

Breakpoint Discounts. The following sentence is added to the subsection captioned “Initial Sales Charges—Class A Shares” under the section titled “Classes of Shares—Class A, B and C Shares:”

For investors investing in Class A shares of the Fund through a financial intermediary, it is the responsibility of the financial intermediary to ensure that the investor obtains the proper “breakpoint” discount.

Holding Periods. The following sentence is added to the subsection captioned “Contingent Deferred Sales Charges (CDSCs)—Class B and Class C Shares” under the section titled “Classes of Shares—Class A, B and C Shares:”

For investors investing in Class B or Class C shares of the Fund through a financial intermediary, it is the responsibility of the financial intermediary to ensure that the investor is credited with the proper holding period for the shares redeemed.

Verification of Identity. To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens a new account, and to determine whether such person’s name appears on government lists of known or suspected terrorists and terrorist organizations. As a result, the Fund must obtain the following information for each person that opens a new account:

1. Name.

2. Date of birth (for individuals).

3. Residential or business street address.

4. Social security number, taxpayer identification number, or other identifying number.

Federal law prohibits the Fund and other financial institutions from opening a new account unless they receive the minimum identifying information listed above.

Individuals may also be asked for a copy of their driver’s license, passport or other identifying document in order to verify their identity. In addition, it may be necessary to verify an individual’s identity by cross-referencing the identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities.

After an account is opened, the Fund may restrict your ability to purchase additional shares until your identity is verified. The Fund also may close your account and redeem your shares or take other appropriate action if it is unable to verify your identity within a reasonable time.

09.30.03 I PIMCO Total Return Fund Semi-Annual Report	4

Chairman’s Letter

Dear Shareholder:

Despite substantial bond market volatility in June and July, bonds bounced back late in the third quarter, leaving the Lehman Brothers Aggregate Bond Index with a modest gain of 2.35% over the past six months. Investors’ fears over the temporary fall in bond prices (as a result of rising interest rates) were alleviated as the Federal Reserve kept interest rates low.

Riskier areas of the financial markets—including stocks, high yield securities and emerging market bonds—fared the best in this environment, fueled by rising corporate profits and increasing investor interest.

These events underscore an important point: markets are unpredictable. History has shown that different asset classes and sectors perform well at different times. That is why a broadly diversified portfolio continues to be a long-term investor’s best ally. We encourage you to work with your financial advisor to develop an asset allocation plan that is right for you.

If you have any questions concerning this report or your investment, please contact your financial advisor. You can also call PIMCO Advisors at 1-800-426-0107 or visit www.pimcoadvisors.com.

Once again, we thank you for the trust you have placed in us.

Sincerely,

Brent R. Harris

Chairman of the Board

October 31, 2003

5	PIMCO Total Return Fund Semi-Annual Report I 09.30.03

Management Review

•	PIMCO Total Return Fund seeks to achieve its investment objective by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities.

•	The Fund’s Class A Shares slightly outperformed the Lehman Brothers Aggregate Bond Index for the six-month period ended September 30, 2003, returning 2.40% versus 2.35% for the Index.

•	The Fund held longer-than-index duration during the period, which had a negative impact on returns as yields increased. An emphasis on longer maturities for most of the period hurt performance as these yields increased most.

•	A near benchmark weighting in mortgages was neutral for performance.

•	A corporate underweight was negative as rising profits stimulated investor demand, but positive security selection of auto and telecom issues more than offset this impact.

•	Non-U.S. holdings, mainly Eurozone exposure, helped returns as yields on these assets rose less than Treasuries.

•	Emerging market bonds helped returns as improved credit quality and a broader investor base sustained their rally.

Past performance is no guarantee of future results.

09.30.03 I PIMCO Total Return Fund Semi-Annual Report	6

PIMCO Total Return Fund Performance Summary

INVESTMENT PERFORMANCE For periods ended 9/30/03

	6 Month	1 year	5 year*	10 year*	Inception* (5/11/87)
PIMCO Total Return Fund Class A	2.40%	6.84%	6.73%	7.10%	8.71%
PIMCO Total Return Fund Class A (adjusted)	–2.21%	2.03%	5.75%	6.61%	8.40%
PIMCO Total Return Fund Class B	2.02%	6.04%	5.93%	6.55%	8.37%
PIMCO Total Return Fund Class B (adjusted)	–2.98%	1.04%	5.62%	6.55%	8.37%
PIMCO Total Return Fund Class C (adjusted)	1.02%	5.04%	5.93%	6.31%	7.91%
Lehman Brothers Aggregate Bond Index	2.35%	5.41%	6.63%	6.92%	—
Lipper Intermediate Investment Grade Debt Fund Average	2.58%	5.97%	5.73%	6.11%	—
*	Annualized

Change in Value	For periods ended 9/30/03

Past performance is no guarantee of future results.

7	PIMCO Total Return Fund Semi-Annual Report I 09.30.03

Footnotes

Past performance is no guarantee of future results. Investment return and the value of an investor’s shares will fluctuate and may be worth more or less than original cost when redeemed. The average annual total return measures performance assuming that all dividend and capital gain distributions were reinvested. Returns shown do not reflect the deduction of taxes that a shareholder would pay (i) on Fund distributions or (ii) the redemption of Fund shares. The 10-year and since inception returns represent the blended performance of the Fund’s retail shares (Class A, B or C) and the prior performance of the Fund’s Institutional shares, adjusted, as necessary, to reflect retail share current sales charges and different operating expenses. The retail shares were first offered in January 1997. Returns for Class A shares, adjusted, include the effect of the 4.5% maximum initial sales charge. Returns for Class B shares include the effect of paying the contingent deferred sales charge (CDSC), which declines from 5% in the first year to 0% at the beginning of the seventh year. Returns for Class C shares have a 1% CDSC, which may apply in the first year of ownership. The credit quality of the investment in the fund’s portfolio does not apply to the stability or safety of the fund. The Growth of $10,000 does include the effect of the maximum initial sales charge only associated with Class A shares. The Lipper Average is calculated by Lipper, Inc. It is the total return performance average of funds that are tracked by Lipper that have the same Fund Classification. Lipper does not take into account sales charges. The Funds may be subject to various risks as described in the prospectus. Some of those risks may include, but are not limited to, the following: derivative risk, small company risk, foreign security risk, high yield security risk and specific sector investment risks. A fund investing in derivatives could lose more than the principal amount invested and is subject to the risk of the issuer’s ability to meet payments on obligations. Investing in foreign securities may entail risk due to foreign economic and political developments, which may be enhanced when investing in emerging markets. An investment in high-yield securities generally involves greater risk to principal than an investment in higher-rated securities. Smaller companies may be more volatile than larger companies and may entail more risk. Concentrating on investments in individual sectors may add additional risk and additional volatility compared to a diversified fund. This material is authorized for use only when preceded or accompanied by a current PIMCO Funds: Pacific Investment Management Series prospectus, which describes in greater detail the investment policies, management fees and other matters of interest to prospective investors. Please read the prospectus carefully before you invest or send money. PIMCO Advisors Distributors LLC, 2187 Atlantic Street, Stamford, CT, 06902, www.pimcoadvisors.com, 1-888-87-PIMCO.

09.30.03 I PIMCO Total Return Fund Semi-Annual Report	8

Schedule of Investments

September 30, 2003 (Unaudited)

	Principal Amount (000s)	Value (000s)

CORPORATE BONDS & NOTES 11.7%

Banking & Finance 5.8%
Air 2 U.S. Equipment Trust
8.027% due 10/01/2019	$21,058	$16,286
Allstate Life Funding LLC
1.410% due 07/26/2004 (a)	9,600	9,617
Amerco, Inc.
7.230% due 01/21/2027 (b)	1,250	1,134
7.135% due 10/15/2049	15,000	13,612
American Express Travel
5.625% due 01/22/2004	22,700	22,984
Aon Capital Trust A
8.205% due 01/01/2027	725	833
Aristar, Inc.
7.375% due 09/01/2004	20,000	21,092
Associates Corp. of North America
5.750% due 11/01/2003	5,425	5,445
5.800% due 04/20/2004	510	523
Banco Nacional de Comercio Exterior
7.250% due 02/02/2004	31,450	32,191
Bank of America Corp.
6.625% due 06/15/2004	40	42
6.125% due 07/15/2004	600	622
Bank One Corp.
1.410% due 05/07/2004 (a)	8,200	8,214
Bear Stearns Cos., Inc.
1.420% due 12/01/2003 (a)	127,900	127,977
6.625% due 01/15/2004	200	203
6.150% due 03/02/2004 (a)	300	306
8.750% due 03/15/2004	75	77
1.560% due 06/01/2004 (a)	12,665	12,708
1.355% due 09/16/2005 (a)	16,000	15,992
Caterpillar Financial Services Corp.
7.700% due 11/05/2003	600	604
Chase Manhattan Corp.
5.750% due 04/15/2004 (a)	150	153
CIT Group, Inc.
5.625% due 10/15/2003	250	250
7.500% due 11/14/2003	35	35
5.570% due 12/08/2003	1,000	1,008
5.500% due 02/15/2004	17,000	17,260
2.640% due 03/01/2004 (a)	25,000	25,143
5.625% due 05/17/2004	21,650	22,215
2.430% due 07/30/2004 (a)	10,000	10,097
2.610% due 01/31/2005 (a)	75	76
Citigroup, Inc.
5.800% due 03/15/2004	200	204
Credit Asset Receivable LLC
6.274% due 10/31/2003	1,827	1,834
Deutsche Telekom International Finance BV
8.250% due 06/15/2005	83,600	92,117
8.750% due 06/15/2030	210,740	268,279
Duke Capital Corp.
7.250% due 10/01/2004	9,000	9,402
Export-Import Bank Korea
6.500% due 11/15/2006	9,035	10,115
7.100% due 03/15/2007	31,900	35,799
Farmers Insurance
8.625% due 05/01/2024	275	281
First National Bank Chicago
8.080% due 01/05/2018	250	304
First Security Corp.
5.875% due 11/01/2003	9,325	9,359
Ford Motor Credit Co.
1.390% due 11/24/2003 (a)	47,000	46,990
1.630% due 01/05/2004	25,000	25,002
7.500% due 06/15/2004	100	103
6.700% due 07/16/2004	99,266	102,690
1.718% due 07/19/2004 (a)	5,800	5,780
8.250% due 02/23/2005	2,500	2,632
1.297% due 04/28/2005 (a)	5,000	4,910
1.560% due 07/07/2005	13,900	13,640
1.550% due 07/18/2005 (a)	10,990	10,800
7.600% due 08/01/2005	5,000	5,376
6.375% due 12/15/2005	100	105
6.500% due 01/25/2007	220	233
7.200% due 06/15/2007	25	27
5.800% due 01/12/2009 (a)	655	661
7.375% due 10/28/2009	200	213
7.875% due 06/15/2010	1,795	1,949
7.375% due 02/01/2011	1,285	1,354
7.250% due 10/25/2011	94,250	98,509
Gemstone Investors Ltd.
7.710% due 10/31/2004	118,150	117,264
General Motors Acceptance Corp.
6.625% due 10/20/2003	2,000	2,004
1.438% due 11/07/2003 (a)	20,000	19,999
5.750% due 11/10/2003	1,100	1,105
2.088% due 01/20/2004 (a)	391,435	391,761
6.380% due 01/30/2004	4,000	4,063
1.877% due 03/22/2004 (a)	82,500	82,632
1.360% due 04/05/2004 (a)	98,747	98,630
1.914% due 05/04/2004 (a)	3,000	3,003
1.836% due 05/10/2004 (a)	149,200	149,284
1.830% due 05/17/2004 (a)	94,700	94,753
1.390% due 05/28/2004 (a)	73,000	72,834
6.850% due 06/17/2004	1,200	1,241
1.540% due 07/20/2004 (a)	19,200	19,165
1.460% due 07/21/2004 (a)	36,000	35,905
1.510% due 07/30/2004 (a)	89,977	89,755
3.030% due 05/19/2005 (a)	82,825	83,884
7.500% due 07/15/2005	200	215
6.625% due 10/15/2005	100	107
6.650% due 11/17/2005	500	526
6.750% due 01/15/2006	565	605
6.125% due 02/01/2007	2,535	2,686
6.150% due 04/05/2007	150	159
8.950% due 07/02/2009	7,246	7,942
7.750% due 01/19/2010	445	490

9	PIMCO Total Return Fund Semi-Annual Report I 09.30.03 I See accompanying notes

	Principal Amount (000s)	Value (000s)

7.250% due 03/02/2011	$1,000	$1,061
6.875% due 09/15/2011	1,905	1,980
7.000% due 02/01/2012	2,000	2,086
6.875% due 08/28/2012	104,300	108,090
7.430% due 12/01/2021	225	225
8.000% due 11/01/2031	65,225	67,188
General Motors Nova Scotia Finance
6.850% due 10/15/2008	19,240	20,725
Goldman Sachs Group L.P.
1.836% due 02/09/2009 (a)	10,000	10,120
Hartford Life, Inc.
6.900% due 06/15/2004	600	622
Hitachi Credit America
1.476% due 10/15/2003 (a)	11,500	11,501
Household Capital Trust III
1.450% due 06/26/2004 (a)	27,925	27,951
Household Finance Corp.
8.000% due 08/01/2004	225	237
Household International Netherlands BV
6.200% due 12/01/2003	12,820	12,917
HSBC Capital Funding LP
9.547% due 12/31/2049 (a)	76,400	98,034
10.176% due 12/31/2049 (a)	66,160	101,698
IMEXA Export Trust
10.625% due 05/31/2005	1,762	1,322
J.P. Morgan Chase & Co., Inc.
5.385% due 02/15/2012 (a)	600	629
Jenkins-Empire Associates
6.840% due 08/01/2008 (n)	1,805	1,874
KBC Bank Fund Trust III
9.860% due 11/02/2049 (a)	6,540	8,314
Korea Development Bank
6.625% due 11/21/2003	2,090	2,104
7.125% due 04/22/2004 (a)	320	330
6.750% due 12/01/2005	55	60
7.250% due 05/15/2006	50	56
LG&E Capital Corp.
6.205% due 05/01/2004	1,000	1,021
6.460% due 01/15/2008 (a)	3,000	3,230
Liberty Mutual Insurance
8.200% due 05/04/2007	14,510	15,539
Lion Connecticut Holdings
7.250% due 08/15/2023	50	56
Lloyds TSB Bank PLC
1.530% due 08/25/2010 (a)	3,000	3,008
MCN Investment Corp.
7.120% due 01/16/2004	3,750	3,770
Merrill Lynch & Co., Inc.
6.550% due 08/01/2004	2,400	2,502
Metropolitan Life Insurance Co.
6.300% due 11/01/2003	6,800	6,827
Morgan Stanley Group, Inc.
6.375% due 12/15/2003	150	152
5.625% due 01/20/2004	1,200	1,215
National Rural Utilities Cooperative Finance Corp.
2.110% due 04/26/2004 (a)	138,200	138,951
National Westminster Bank PLC
9.375% due 11/15/2003	200	202
Natexis Ambs Co.
8.440% due 12/29/2049	14,000	16,665
Nordbanken AB
8.950% due 11/29/2049	28,000	34,487
Osprey Trust
8.310% due 01/15/2049 (b)	76,155	10,662
Pacific Life Insurance Co.
7.900% due 12/30/2023	8,000	9,243
Parker Retirement Savings Plan
6.340% due 07/15/2008	538	594
Pemex Finance Ltd.
6.125% due 11/15/2003	1,733	1,742
Pemex Project Funding Master Trust
2.610% due 01/07/2005 (a)	152,300	153,922
7.875% due 02/01/2009	3,770	4,298
8.000% due 11/15/2011	100,500	114,067
7.375% due 12/15/2014	32,130	34,700
8.625% due 02/01/2022	58,900	65,968
Phoenix Quake Wind Ltd.
3.515% due 07/03/2008 (a)	73,200	73,198
4.565% due 07/03/2008 (a)	16,700	16,634
Popular North America, Inc.
6.625% due 01/15/2004	23,000	23,338
Premium Asset Trust
1.465% due 11/27/2004 (a)	48,900	49,040
1.410% due 10/06/2005 (a)	300	300
1.521% due 09/08/2007 (a)(n)	34,900	34,400
Prime Property Funding II
7.000% due 08/15/2004	110	115
Prudential Funding Corp.
6.625% due 04/01/2009	17,000	18,563
Qwest Capital Funding, Inc.
7.000% due 08/03/2009	15,500	13,911
7.250% due 02/15/2011	29,443	26,351
Reliance Group Holdings, Inc.
9.750% due 11/15/2003 (b)	10,000	275
9.000% due 11/15/2049 (b)	19,000	2,394
Residential Reinsurance Ltd.
6.130% due 06/01/2004 (a)	88,200	88,722
6.090% due 06/08/2006 (a)	17,800	17,822
Royal Bank of Scotland PLC
8.817% due 03/31/2049	45,400	49,824
9.118% due 03/31/2049 (a)	92,400	116,905
7.648% due 08/31/2049	195	237
Salomon Smith Barney Holdings, Inc.
1.460% due 01/22/2004 (a)	10,000	10,011
7.000% due 03/15/2004	100	103
Societe Generale Real Estate LLC
7.640% due 12/29/2049 (a)	23,000	26,295
Spieker Properties, Inc.
6.800% due 05/01/2004	1,100	1,130

See accompanying notes I 09.30.03 I PIMCO Total Return Fund Semi-Annual Report	10

Schedule of Investments (Cont.)

September 30, 2003 (Unaudited)

	Principal Amount (000s)	Value (000s)

Studio RE Ltd.
6.210% due 07/07/2006 (a)	$15,600	$15,678
Sun Life of Canada (U.S.)
8.526% due 05/29/2049	550	639
Transamerica Finance Corp.
7.500% due 03/15/2004	270	277
Trinom Ltd.
5.060% due 12/18/2004 (a)	48,700	49,001
U.S. Bancorp
6.500% due 06/15/2004	600	621
UBS Preferred Funding Trust I
8.622% due 10/29/2049 (a)	38,900	48,378
UFJ Finance Aruba AEC
6.750% due 07/15/2013	92,300	96,872
Verizon Wireless Capital LLC
1.487% due 12/17/2003 (a)	16,000	16,010
Wells Fargo Financial, Inc.
6.000% due 02/01/2004	50	51

		4,294,419

Industrials 2.8%
Akzo Nobel, Inc.
6.000% due 11/15/2003	32,000	32,182
Albertson’s, Inc.
6.550% due 08/01/2004	240	248
Allied Waste North America, Inc.
7.375% due 01/01/2004	20,425	20,680
Altria Group, Inc.
7.750% due 01/15/2027	28,000	29,319
America West Airlines, Inc.
6.870% due 01/02/2017 (a)	1,710	1,483
American Airlines, Inc.
9.850% due 06/15/2008	1,772	1,185
10.210% due 01/01/2010	12,500	7,747
10.610% due 03/04/2011	1,895	1,241
6.978% due 04/01/2011	34,923	34,679
9.780% due 11/26/2011	355	236
10.190% due 05/26/2016	3,661	2,396
AOL Time Warner, Inc.
7.700% due 05/01/2032	54,650	62,979
Campbell Soup Co.
4.750% due 10/01/2003 (a)	700	700
Canadian National Railway Co.
6.450% due 07/15/2006	550	607
Coastal Corp.
6.200% due 05/15/2004	3,000	3,000
6.500% due 05/15/2006	810	717
7.500% due 08/15/2006	9,075	8,122
6.375% due 02/01/2009	9,000	7,155
7.750% due 06/15/2010	15,500	12,942
9.625% due 05/15/2012	9,000	8,415
6.700% due 02/15/2027	400	338
7.420% due 02/15/2037	9,000	6,390
ConAgra Foods, Inc.
7.400% due 09/15/2004	3,400	3,578
Continental Airlines, Inc.
6.410% due 04/15/2007	262	230
6.954% due 08/02/2009	10,711	8,177
7.056% due 09/15/2009	40,409	40,448
7.487% due 10/02/2010	1,215	1,191
7.730% due 03/15/2011	2,059	1,455
6.503% due 06/15/2011	9,220	9,047
6.900% due 01/02/2018	1,348	1,271
6.820% due 05/01/2018	6,117	5,704
7.256% due 03/15/2020	25,467	25,086
7.707% due 04/02/2021	3,580	3,492
DaimlerChrysler North America Holding Corp.
1.614% due 08/02/2004 (a)	3,400	3,401
1.660% due 08/16/2004 (a)	56,100	56,031
6.900% due 09/01/2004	30	31
Delta Air Lines Equipment Trust
9.550% due 01/02/2008 (c)(n)	7,773	3,669
10.430% due 01/02/2011	3,755	2,919
10.140% due 08/14/2012	1,000	737
10.000% due 06/05/2013	10,828	7,986
10.060% due 01/02/2016	6,500	4,599
Delta Air Lines, Inc.
7.379% due 05/18/2010	9,179	9,159
7.570% due 05/18/2012	41,250	41,757
7.111% due 03/18/2013	60,000	58,848
9.200% due 09/23/2014	6,000	4,807
10.000% due 12/05/2014	5,000	3,587
10.500% due 04/30/2016	27,950	21,521
Dex Media East LLC
7.375% due 12/15/2012	2,000	1,645
Duty Free International, Inc.
7.000% due 01/15/2004 (n)	175	82
Eastman Chemical Co.
6.375% due 01/15/2004	17,650	17,872
EchoStar DBS Corp.
4.390% due 10/01/2008 (a)	500	512
El Paso Corp.
6.950% due 12/15/2007	10,100	8,888
6.750% due 05/15/2009	37,069	31,138
7.000% due 05/15/2011	19,500	16,185
7.875% due 06/15/2012	26,100	22,055
8.050% due 10/15/2030	13,500	10,294
7.800% due 08/01/2031	15,600	11,622
7.750% due 01/15/2032	112,280	83,649
Enron Corp.
8.000% due 08/15/2005 (b)	3,200	1,216
Federal Express Corp.
6.845% due 01/15/2019 (a)	764	847
Ford Capital BV
9.500% due 06/01/2010	200	227
Ford Motor Co.
7.250% due 10/01/2008	800	836
Fortune Brands, Inc.
8.500% due 10/01/2003	500	500

11	PIMCO Total Return Fund Semi-Annual Report I 09.30.03 I See accompanying notes

	Principal Amount (000s)	Value (000s)

General Motors Corp.
6.250% due 05/01/2005	$300	$314
7.125% due 07/15/2013	2,900	3,047
8.250% due 07/15/2023	65,700	68,878
Harrahs Operating Co., Inc.
7.875% due 12/15/2005	9,000	9,765
HCA, Inc.
6.910% due 06/15/2005 (a)	9,500	10,034
HNA Holdings, Inc.
6.125% due 02/01/2004	200	203
International Game Technology
7.875% due 05/15/2004	14,500	15,021
Kerr-McGee Corp.
1.850% due 06/28/2004 (a)	42,550	42,415
Lyondell Chemical Co.
9.625% due 05/01/2007	1,500	1,433
Macmillan Bloedel Ltd.
7.700% due 02/15/2026	2,400	2,719
Mazda Manufacturing Corp.
10.500% due 07/01/2008 (c)(n)	1,490	1,655
Noble Affiliates, Inc.
8.950% due 12/15/2004	11,500	12,084
Norfolk Southern Corp.
7.875% due 02/15/2004	50	51
1.810% due 02/28/2005 (a)	500	502
Northern National Gas Co.
6.875% due 05/01/2005	8,250	8,862
Northwest Airlines, Inc.
8.970% due 01/02/2015 (a)	1,380	837
Petroleos Mexicanos
8.850% due 09/15/2007	1,800	2,112
9.375% due 12/02/2008	51,650	61,980
9.250% due 03/30/2018	2,000	2,355
9.500% due 09/15/2027	31,000	37,665
Philip Morris Cos., Inc.
8.250% due 10/15/2003	1,000	1,001
6.800% due 12/01/2003	76,050	76,421
7.000% due 07/15/2005	15,125	15,846
6.950% due 06/01/2006	9,540	10,057
7.200% due 02/01/2007	37,000	39,707
Qwest Corp.
5.650% due 11/01/2004	6,610	6,676
7.200% due 11/01/2004	8,550	8,828
5.625% due 11/15/2008	5,000	4,900
8.875% due 03/15/2012	110,025	122,678
7.500% due 06/15/2023	25,250	23,735
7.250% due 09/15/2025	17,100	15,647
7.200% due 11/10/2026	2,150	1,946
8.875% due 06/01/2031	10,223	10,734
6.875% due 09/15/2033	23,280	20,603
7.250% due 10/15/2035	5,000	4,475
Safeway, Inc.
6.850% due 09/15/2004	250	262
Scotia Pacific Co.
7.710% due 01/20/2014	230	130
Sonat, Inc.
6.750% due 10/01/2007	2,000	1,720
7.625% due 07/15/2011	25,120	20,850
Southern National Gas Co.
7.350% due 02/15/2031	200	185
SR Wind Ltd.
6.386% due 05/18/2005 (a)	12,000	12,057
6.886% due 05/18/2005 (a)	13,000	13,181
Systems 2001 Asset Trust
7.156% due 12/15/2011	28,201	31,167
TCI Communications, Inc.
8.650% due 09/15/2004	625	661
Tenet Healthcare Corp.
6.375% due 12/01/2011	40	39
Tennessee Gas Pipeline Co.
7.000% due 10/15/2028	13,400	11,692
Texas Eastern Transmission Corp.
7.300% due 12/01/2010	250	290
Time Warner Entertainment Co.
10.150% due 05/01/2012	250	338
9.150% due 02/01/2023	475	603
Time Warner, Inc.
7.975% due 08/15/2004	18,032	18,939
9.125% due 01/15/2013	27,765	35,352
6.875% due 06/15/2018	140	156
Turner Broadcasting System, Inc.
7.400% due 02/01/2004	3,095	3,153
Tyco International Group S.A.
5.875% due 11/01/2004	23,675	24,385
UAL Equipment Trust
11.080% due 05/27/2006 (b)(n)	10,249	2,111
United Airlines, Inc.
1.360% due 03/02/2004 (a)	17,730	13,918
9.200% due 03/22/2008 (b)	3,380	1,029
6.201% due 09/01/2008	6,000	4,855
7.730% due 07/01/2010	5,000	3,906
7.186% due 04/01/2011 (b)	19,632	16,706
8.030% due 07/01/2011 (b)	465	71
6.932% due 09/01/2011 (a)	10,500	2,895
10.360% due 11/13/2012 (b)	7,000	2,783
6.071% due 03/01/2013	4,493	3,626
10.020% due 03/22/2014 (b)	11,925	3,550
10.850% due 07/05/2014 (b)	34,111	9,636
10.850% due 02/19/2015 (b)	3,000	848
10.125% due 03/22/2015 (b)	14,300	3,983
9.060% due 06/17/2015 (b)	6,000	2,364
9.210% due 01/21/2017 (b)	15,900	6,465
US Airways, Inc.
6.850% due 01/30/2018	132	123
Walt Disney Co.
5.125% due 12/15/2003	500	504
4.875% due 07/02/2004	10,000	10,243
Waste Management, Inc.
6.375% due 12/01/2003	11,900	11,983
8.000% due 04/30/2004	5,525	5,708

See accompanying notes I 09.30.03 I PIMCO Total Return Fund Semi-Annual Report	12

Schedule of Investments (Cont.)

September 30, 2003 (Unaudited)

	Principal Amount (000s)	Value (000s)

6.500% due 05/15/2004	$94,000	$96,722
Williams Cos., Inc.
6.500% due 08/01/2006	400	403
7.125% due 09/01/2011	5,000	4,963
8.125% due 03/15/2012	600	627
7.625% due 07/15/2019	32,170	30,079
7.875% due 09/01/2021	65,095	61,840
7.500% due 01/15/2031	15,000	13,425
7.750% due 06/15/2031	21,150	19,247
8.750% due 03/15/2032	137,430	136,399

		2,060,418

Utilities 3.1%
AEP Texas Central Co.
2.380% due 02/15/2005 (a)	48,200	48,249
Alabama Power Co.
5.350% due 11/15/2003	1,600	1,608
AT&T Corp.
6.000% due 03/15/2009	194	209
7.800% due 11/15/2011	84,300	97,616
8.500% due 11/15/2031	255,295	303,318
Bell Atlantic Maryland, Inc.
8.000% due 10/15/2029	1,125	1,391
British Telecom PLC
2.435% due 12/15/2003 (a)	225,960	226,447
7.000% due 05/23/2007	25,000	28,188
Carolina Power & Light, Inc.
7.875% due 04/15/2004	6,000	6,206
Centerior Energy Corp.
7.670% due 07/01/2004	2,500	2,603
Cleveland Electric Illuminating Co.
9.500% due 05/15/2005	35,000	35,219
DTE Energy Co.
7.110% due 11/15/2038 (a)	94,750	95,060
Dynegy Holdings, Inc.
8.750% due 02/15/2012	98,850	90,942
Edison International, Inc.
6.875% due 09/15/2004	350	358
El Paso Electric Co.
9.400% due 05/01/2011	7,455	8,797
El Paso Natural Gas Co.
8.375% due 06/15/2032	21,570	19,467
Entergy Gulf States, Inc.
8.250% due 04/01/2004	3,000	3,097
France Telecom S.A.
8.450% due 03/01/2006 (a)	34,060	38,561
9.250% due 03/01/2011	57,760	70,674
9.750% due 03/01/2031	175,270	234,818
Hydro - Quebec
1.312% due 09/29/2049 (a)	5,600	4,900
Korea Electric Power Corp.
6.375% due 12/01/2003	220	222
Nevada Power Co.
6.200% due 04/15/2004 (a)	15,000	15,000
New York Telephone Co.
6.250% due 02/15/2004	150	153
Niagara Mohawk Power Corp.
5.375% due 10/01/2004	175	181
NRG Energy, Inc.
8.000% due 11/01/2003 (b)	6,000	2,940
NRG Northeast Generating LLC
8.065% due 12/15/2004 (b)	198	197
Orange PLC
8.750% due 06/01/2006	360	418
Pacific Bell
7.000% due 07/15/2004	50	52
Pacific Gas & Electric Co.
5.875% due 10/01/2005	100	101
7.250% due 08/01/2026	10,000	10,425
7.958% due 10/31/2049 (a)	33,700	34,121
Progress Energy, Inc.
6.550% due 03/01/2004	12,400	12,651
Sprint Capital Corp.
5.700% due 11/15/2003	41,030	41,167
7.900% due 03/15/2005	24,000	25,933
7.125% due 01/30/2006	5,140	5,648
6.000% due 01/15/2007	141,170	152,055
6.125% due 11/15/2008	17,610	19,036
6.375% due 05/01/2009	5,000	5,444
7.625% due 01/30/2011	84,308	95,198
8.375% due 03/15/2012	117,498	138,858
6.900% due 05/01/2019	51,460	52,909
6.875% due 11/15/2028	83,275	81,495
8.750% due 03/15/2032	145,535	173,537
Telekomunikacja Polska S.A.
7.125% due 12/10/2003	13,000	13,050
Toledo Edison Co.
7.875% due 08/01/2004	500	525
TXU Corp.
8.250% due 04/01/2004	2,000	2,064
7.000% due 03/15/2013	16,600	18,083
TXU Eastern Funding Co.
6.450% due 05/15/2005 (b)	15,270	1,871
U.S. West Communications, Inc.
6.000% due 08/01/2007	2,070	2,044
United Telecom, Inc.
6.890% due 07/01/2008 (c)	700	768
United Telephone Company of the Northwest
6.890% due 07/01/2008 (c)(n)	2,760	3,013
Verizon North, Inc.
5.634% due 01/01/2021	3,000	2,876
5.604% due 01/01/2022	3,000	3,000
Wilmington Trust Co.
10.500% due 01/02/2007 (c)(n)	5,307	2,566
10.570% due 01/02/2007 (c)(n)	11,640	5,685
10.500% due 07/01/2008 (c)	322	363
Wilmington Trust Co. - Tucson Electric
10.370% due 01/02/2007 (c)(n)	6,458	3,062

13	PIMCO Total Return Fund Semi-Annual Report I 09.30.03 I See accompanying notes

	Principal Amount (000s)	Value (000s)

WorldCom, Inc. - WorldCom Group
7.875% due 05/15/2003 (b)	$3,700	$1,230
6.250% due 08/15/2003 (b)	7,500	2,494
6.400% due 08/15/2005 (b)	12,100	4,023
7.375% due 01/15/2006 (b)	46,800	15,561
7.750% due 04/01/2007 (b)	2,000	665
8.250% due 05/15/2010 (b)	11,500	3,824
7.375% due 01/15/2011 (b)	21,150	7,032

		2,279,268

Total Corporate Bonds & Notes (Cost $8,417,028)		8,634,105

MUNICIPAL BONDS & NOTES 1.7%

Alabama 0.1%
Alabama State General Obligation Bonds, Series 2001
7.960% due 09/01/2021	13,228	13,788
Birmingham, Alabama General Obligation Bonds, (AMBAC Insured), Series 2002
5.000% due 12/01/2027	15,000	15,331
5.000% due 12/01/2032	10,000	10,198

		39,317

California 0.4%
California Educational Facilities Authority Revenue Bonds, Series 2003
5.000% due 10/01/2033	14,200	14,339
California State Department of Water Resources Center Valley Project Revenue Bonds, Series 2000
8.990% due 12/01/2029 (a)	2,500	2,529
California State Revenue Anticipation Notes, Series 2003
2.000% due 06/16/2004	22,500	22,581
California State Tobacco Securitization Corp. Revenue Bonds, Series 2003-A1
6.250% due 06/01/2033	179,010	155,347
Contra Costa Water District Revenue Bonds, (FSA Insured), Series 2002
5.000% due 10/01/2032	4,235	4,275
Golden State Tobacco Securitization Corp. Revenue Bonds, Series 2003
5.000% due 06/01/2021	4,100	4,029
6.750% due 06/01/2039	8,050	7,211
7.875% due 06/01/2042	5,000	5,058
La Quinta, California Redevelopment Agency Tax Allocation Bonds, (AMBAC Insured), Series 2001
5.100% due 09/01/2031	7,645	7,788
Los Angeles, California Unified School District General Obligation Bonds, (MBIA Insured), Series 2003
5.000% due 01/01/2028	7,300	7,406
Madera Unified School District General Obligation Bonds, (FSA Insured), Series 2003
5.000% due 08/01/2028	2,260	2,287
Metropolitan Water District of Southern California Revenue Bonds, (FGIC Insured), Series 2003
5.000% due 10/01/2036	5,500	5,552
Orange County, California Water District Certificates of Participation, (MBIA Insured), Series 2003
5.000% due 08/15/2028	10,000	10,132
Sacramento, California Financing Authority Revenue Bonds, (AMBAC Insured), Series 2003
5.000% due 12/01/2027	2,950	2,992
San Francisco, California City & County Public Utilities Commission Revenue Bonds, (MBIA Insured), Series 2002
5.000% due 11/01/2032	11,600	11,709
University of California Revenue Bonds, (AMBAC Insured), Series 2003
5.000% due 05/15/2033	5,000	5,049

		268,284

Colorado 0.0%
Colorado Springs, Colorado Utilities Revenue Bonds, Series 2002
5.000% due 11/15/2030	10,000	10,138
El Paso County Certificates of Participation, (AMBAC Insured), Series 2002
5.000% due 12/01/2023	2,000	2,074
5.000% due 12/01/2027	2,820	2,893

		15,105

Florida 0.1%
Florida State Board of Education General Obligation Bonds, Series 2003
5.000% due 06/01/2033	9,000	9,133
Florida State Board of Education General Obligation Bonds, (FSA Insured), Series 2002
5.000% due 06/01/2027	6,450	6,568
Florida State Board of Education General Obligation Bonds, Series 2003-B
5.000% due 06/01/2033 (d)	10,000	10,148
Miami-Dade County School Board Certificates of Participation, (FGIC Insured), Series 2003
5.000% due 08/01/2029	30,525	30,973
Tampa, Florida Water & Sewer System Revenue Bonds, Series 2001
5.000% due 10/01/2026	5,000	5,087

		61,909

See accompanying notes I 09.30.03 I PIMCO Total Return Fund Semi-Annual Report	14

Schedule of Investments (Cont.)

September 30, 2003 (Unaudited)

	Principal Amount (000s)	Value (000s)

Illinois 0.2%
Chicago, Illinois Board of Education General Obligation Bonds, (FGIC Insured), Series 1999
0.000% due 12/01/2028	$21,000	$5,482
Chicago, Illinois General Obligation Bonds, (MBIA Insured), Series 2003
5.000% due 01/01/2027	1,000	1,018
5.000% due 01/01/2034	18,375	18,632
Chicago, Illinois Housing Authority Revenue Bonds, Series 2001
5.375% due 07/01/2016	700	757
Chicago, Illinois Motor Fuel Tax Revenue Bonds, (AMBAC Insured), Series 2003
5.000% due 01/01/2033	13,000	13,189
5.250% due 01/01/2028	3,000	3,135
Illinois Development Finance Authority Revenue Bonds, (AMBAC Insured), Series 2003
5.000% due 02/01/2033	20,775	21,067
Illinois Educational Facilities Authority Revenue Bonds, Series 2001
5.250% due 07/01/2041	5,000	5,091
Illinois Educational Facilities Authority Revenue Bonds, Series 2003
5.000% due 07/01/2033	2,300	2,310
Illinois State General Obligation Bonds, (MBIA Insured), Series 2002
4.750% due 10/01/2027	25,795	25,253
Illinois State General Obligation Bonds, Series 2003
5.100% due 06/01/2033	29,075	27,059
Metropolitan Pier & Exposition Authority III Dedicated State Tax Revenue Bonds, (MBIA Insured), Series 2002
5.000% due 12/15/2028	5,000	5,084
Metropolitan Pier & Exposition Authority Revenue Bonds, (MBIA Insured), Series 2002
5.250% due 06/15/2042	9,000	9,282
State of Illinois General Obligation Bonds, (FGIC Insured), Series 2002
5.125% due 02/01/2020	1,000	1,058
State of Illinois General Obligation Bonds, (FSA Insured), Series 2002
5.100% due 04/01/2017	1,300	1,399
University of Illinois Revenue Bonds, (AMBAC Insured), Series 2001
5.000% due 04/01/2030	5,000	5,069

		144,885

Indiana 0.0%
Indianapolis, Indiana Local Public Improvement Tax Allocation Bonds, (MBIA Insured), Series 2002
5.000% due 02/01/2029	5,000	5,097
IPS Multi-School Building Corp. Revenue Bonds, (MBIA Insured), Series 2003
5.000% due 07/15/2027	13,250	13,537
Purdue University, Indiana Revenue Bonds, Series 2003
5.000% due 07/01/2029	3,500	3,532
Valparaiso Middle Schools Building Corp. Revenue Bonds, (MBIA Insured), Series 2002
5.000% due 07/15/2024	3,500	3,586

		25,752

Iowa 0.0%
University of Iowa Facilities Authority Revenue Bonds, (AMBAC Insured), Series 2002
4.750% due 06/01/2028	5,120	5,090

Kansas 0.0%
Johnson County Unified School District General Obligation Bonds, Series 2001
5.000% due 10/01/2010	5,000	5,654

Massachusetts 0.2%
Commonwealth of Massachusetts General Obligation Bonds (FSA Insured), Series 2002
5.500% due 11/01/2011	29,310	33,849
Massachusetts State Water Reserve Authority Revenue Bonds, (FSA Insured), Series 2002
5.000% due 08/01/2032	63,000	63,578
Southbridge Associations Corp. Massachusetts Revenue Bonds, (MBIA-Insured), Series 2000
7.590% due 02/01/2022	31,105	37,098

		134,525

Michigan 0.1%
Allen Park, Michigan Public School District General Obligation Bonds, (Q-SBLF Insured), Series 2003
5.000% due 05/01/2033	8,430	8,513
Detroit City School District General Obligation Bonds, (FGID Q-SBLF Insured), Series 2003
5.000% due 05/01/2033	15,000	15,159
Detroit, Michigan School District General Obligation Bonds, (FGIC Insured), Series 1998
4.750% due 05/01/2028	6,500	6,389
Detroit, Michigan Water Supply System Revenue Bonds, (MBIA Insured), Series 2003-A
5.000% due 07/01/2034	5,750	5,785

15	PIMCO Total Return Fund Semi-Annual Report I 09.30.03 I See accompanying notes

	Principal Amount (000s)	Value (000s)

Grosse Pointe, Michigan Public School System General Obligation Bonds, Series 2002
4.875% due 05/01/2027	$10,910	$10,974
Michigan State Building Authority Revenue Bonds, (FSA Insured), Series 2002
5.000% due 10/15/2026	8,500	8,630
West Ottawa, Michigan Public School District General Obligation Bonds, (Q-SBLF Insured), Series 2002
5.000% due 05/01/2032	6,775	6,883

		62,333

Minnesota 0.0%
State of Minnesota General Obligation Bonds, Series 2003
5.000% due 08/01/2010	100	113

Montana 0.0%
Forsyth, Montana Pollution Control Revenue Bonds, (AMBAC Insured), Series 2003
5.000% due 03/01/2031	7,500	7,591

Nebraska 0.0%
Nebraska American Public Energy Agency Revenue Bonds, (AMBAC Insured), Series 2000
7.780% due 12/01/2012	2,374	2,881
Nebraska Public Power District Revenue Bonds, (AMBAC Insured), Series 2003
5.000% due 01/01/2035	11,500	11,623

		14,504

Nevada 0.0%
Clark County, Nevada General Obligation Bonds, (FGIC Insured), Series 2001
5.000% due 06/01/2031	13,480	13,599
Las Vegas Valley Water District Revenue Bonds, (MBIA Insured), Series 2003
5.000% due 06/01/2027	100	101

		13,700

New Jersey 0.2%
Mercer County, New Jersey Improvement Authority Revenue Bonds, Series 1978
5.800% due 01/01/2018	50	57
Mercer County, New Jersey Improvement Authority Revenue Bonds, Series 2000
10.640% due 01/01/2018 (a)	2,875	3,734
New Jersey State Transportation Trust Fund Authority Revenue Bonds, Series 2003
5.000% due 06/15/2010	9,500	10,627
New Jersey Tobacco Settlement Funding Corp. Revenue Bonds, Series 2003
6.375% due 06/01/2032	111,800	100,662
Tobacco Settlement Financing Corp. Revenue Bonds, Series 2002
6.125% due 06/01/2042	5,000	4,083
Tobacco Settlement Financing Corp. Revenue Bonds, Series 2003
6.125% due 06/01/2024	12,500	11,505

		130,668

New Mexico 0.0%
University of New Mexico Revenue Bonds, Series 2002
5.000% due 06/01/2032	5,000	5,024

New York 0.1%
Long Island College Hospital Revenue Bonds, (FHA Insured), Series 2000
8.900% due 08/15/2030	27,700	32,043
Metropolitan Transportation Authority Revenue Bonds, (FGIC Insured), Series 2001
5.000% due 11/15/2031	2,600	2,627
New York City, New York Municipal Water Finance Authority Revenue Bonds, (FGIC Insured), Series 2003-E
5.000% due 06/15/2034	20,420	20,575
New York City, New York Municipal Water Finance Authority Revenue Bonds, (FSA-CR Insured), Series 2002
5.125% due 06/15/2034	3,500	3,570
New York City, New York Municipal Water Finance Authority Revenue Bonds, Series 2002
5.000% due 06/15/2029	5,800	5,853
New York City, New York Transitional Financial Authority Revenue Bonds, Series 2000
10.020% due 11/01/2024 (a)	500	585
New York State Dormitory Authority Revenue Bonds, Series 2003
5.000% due 03/15/2027	50	50
5.000% due 03/15/2032	5,955	5,995
New York State Triborough Bridge and Tunnels Authority Revenue Bonds, Series 2002
5.000% due 11/15/2032	19,315	19,469
New York State Urban Development Corp. Revenue Bonds, (FSA Insured), Series 1994
6.500% due 01/01/2010	100	121
New York, New York General Obligation Bonds, (FGIC Insured), Series 1998
5.250% due 08/01/2010	4,000	4,490

		95,378

See accompanying notes I 09.30.03 I PIMCO Total Return Fund Semi-Annual Report	16

Schedule of Investments (Cont.)

September 30, 2003 (Unaudited)

	Principal Amount (000s)	Value (000s)

North Carolina 0.0%
Durham County, North Carolina General Obligation Revenue Bonds, Series 2002
8.710% due 04/01/2021 (a)	$2,733	$3,071

Ohio 0.0%
Ohio State Higher Education Facilities Revenue Bonds, Series 2003
5.000% due 10/01/2033	6,250	6,304

Pennsylvania 0.0%
Lower Merion, Pennsylvania School District General Obligation Bonds, Series 2003
5.000% due 05/15/2029	11,975	12,213

South Carolina 0.0%
South Carolina State Public Services Authority Revenue Bonds, (AMBAC Insured), Series 2003
4.750% due 01/01/2032	12,315	12,107
South Carolina State Public Services Authority Revenue Bonds, (FSA Insured), Series 2002
5.125% due 01/01/2032	17,000	17,360

		29,467

Texas 0.2%
Austin, Texas Water & Wastewater Utilities Revenue Bonds, (MBIA Insured), Series 2003
5.000% due 11/15/2028	3,875	3,913
County of Montgomery, Texas General Obligation Bonds, (AMBAC Insured), Series 2003
5.000% due 03/01/2026	16,000	16,215
Dallas Area Rapid Transit Revenue Bonds, (AMBAC Insured), Series 2001
5.000% due 12/01/2026	2,540	2,565
Houston, Texas Water & Sewer System Revenue Bonds, (FSA Insured), Series 2002
5.000% due 12/01/2030	5,000	5,036
Killeen, Texas Independent School District General Obligation Bonds, (PSF-GTD Insured), Series 2002
4.750% due 02/15/2028	12,000	11,846
Mesquite, Texas Independent School District General Obligation Bonds, (PSF-GTD Insured), Series 2002
5.000% due 08/15/2028	1,800	1,820
Northwest, Texas Independent School District General Obligation Bonds, (PSF-GTD Insured), Series 2002
5.000% due 08/15/2028	100	101
Pflugerville, Texas General Obligation Bonds, (AMBAC Insured), Series 2003
5.000% due 08/01/2027	2,915	2,953
5.000% due 08/01/2033	5,000	5,046
San Antonio, Texas Water Revenue Bonds, (FSA Insured), Series 2002
5.000% due 05/15/2032	5,000	5,031
University of Texas Revenue Bonds, Series 2003
5.000% due 08/15/2028	20,300	20,583
5.000% due 08/15/2033	45,100	45,342
Wylie, Texas Independent School District General Obligation Bonds, (PSF-GTD Insured), Series 2003
5.000% due 08/15/2030	5,575	5,643

		126,094

Utah 0.0%
Utah Transit Authority Revenue Bonds, (FSA Insured), Series 2002
5.000% due 06/15/2032	4,000	4,041

Washington 0.1%
Seattle, Washington Water System Revenue Bonds, (MBIA Insured), Series 2003
5.000% due 09/01/2033	12,660	12,748
Tacoma, Washington Water Supply System Revenue Bonds, (MBIA Insured), Series 2002
5.000% due 12/01/2032	7,550	7,599
Tobacco Settlement Authority of Washington Revenue Bonds, Series 2002
6.625% due 06/01/2032	100	88
Washington Energy Northwest Revenue Bonds, Series 2003
5.500% due 07/01/2015	29,800	33,835
Washington State General Obligation Bonds, (MBIA Insured), Series 2002
5.000% due 07/01/2027	10,000	10,117

		64,387

Wisconsin 0.0%
Wisconsin State Clean Water Revenue Bonds, Series 2002
9.170% due 06/01/2023 (a)	7,993	9,036

Total Municipal Bonds & Notes (Cost $1,297,011)		1,284,445

U.S. GOVERNMENT AGENCIES 0.6%
Fannie Mae
1.875% due 12/15/2004	720	725
2.375% due 04/13/2006	50	50
5.000% due 01/20/2007	150	152
5.250% due 03/22/2007	74,873	76,352

17	PIMCO Total Return Fund Semi-Annual Report I 09.30.03 I See accompanying notes

	Principal Amount (000s)	Value (000s)

6.500% due 12/19/2007	$1,000	$1,013
6.250% due 02/17/2011	4,475	4,550
Federal Home Loan Bank
3.625% due 10/15/2004	230	236
3.250% due 08/15/2005	200	206
Freddie Mac
2.150% due 01/21/2005	55	55
4.050% due 06/21/2005	435	444
2.500% due 07/28/2005	35	35
9.000% due 09/15/2008	37	38
Small Business Administration
8.017% due 02/10/2010	76,127	86,398
7.449% due 08/01/2010	92,840	103,556
6.640% due 02/01/2011	18,782	20,389
6.344% due 08/10/2011	5,277	5,660
6.030% due 02/01/2012	34,127	36,074
4.524% due 02/10/2013	32,846	32,316
7.700% due 07/01/2016	452	510
6.950% due 11/01/2016	3,096	3,434
6.700% due 12/01/2016	11,290	12,449
7.150% due 03/01/2017	4,941	5,523
7.500% due 04/01/2017	3,468	3,907
7.190% due 12/01/2019	390	441
7.630% due 06/01/2020	17,912	20,543
6.900% due 12/01/2020	8,582	9,614
5.340% due 11/01/2021	14,731	15,520

Total U.S. Government Agencies (Cost $413,008)		440,190

U.S. TREASURY OBLIGATIONS 9.7%

Treasury Inflation Protected Securities (f)
3.375% due 01/15/2007	298,179	328,090
3.625% due 01/15/2008	217,529	244,142
3.875% due 01/15/2009	1,611,747	1,841,674
4.250% due 01/15/2010	612,074	718,613
3.500% due 01/15/2011	918,506	1,039,635
3.375% due 01/15/2012	321,722	362,138
3.000% due 07/15/2012	1,316,111	1,441,965
1.875% due 07/15/2013	280,250	278,849
3.625% due 04/15/2028	87,876	105,919
3.875% due 04/15/2029	641,489	808,177
3.375% due 04/15/2032	321	385
U.S. Treasury Strip
0.000% due 11/15/2003	75	75
U.S. Treasury Notes
3.250% due 12/31/2003	100	101
5.875% due 02/15/2004	300	305
5.250% due 05/15/2004	270	277

Total U.S. Treasury Obligations (Cost $6,987,114)		7,170,345

MORTGAGE-BACKED SECURITIES 40.7%

Collateralized Mortgage Obligations 10.7%
ABN AMRO Mortgage Corp.
6.500% due 06/25/2029 (a)	4,117	4,166
American Southwest Financial Securities Corp.
7.248% due 11/25/2038 (a)	45,608	49,715
Amresco Commercial Mortgage Funding I
7.180% due 06/17/2029	240	250
Aurora Loan Services
1.810% due 05/25/2030 (a)	2,920	2,899
Bank of America Mortgage Securities, Inc.
6.250% due 07/25/2014	6,522	6,523
6.250% due 08/25/2028	12,084	12,259
6.500% due 05/25/2029 (a)	19,417	19,412
6.178% due 07/25/2031 (a)	117	117
6.346% due 07/25/2032 (a)	31,326	32,068
5.796% due 10/20/2032 (a)	708	724
Bear Stearns Adjustable Rate Mortgage Trust
4.238% due 11/25/2030 (a)	45,585	46,248
6.747% due 02/25/2031 (a)	1,936	1,968
6.859% due 02/25/2031 (a)	1,923	1,951
6.745% due 06/25/2031 (a)	7,920	8,115
6.688% due 09/25/2031 (a)	21	21
6.611% due 11/25/2031 (a)	4,230	4,261
6.755% due 11/25/2031 (a)	3,236	3,252
6.003% due 12/25/2031 (a)	13,426	13,398
6.067% due 12/25/2031 (a)	23,383	23,450
6.129% due 12/25/2031 (a)	36,992	37,101
6.156% due 12/25/2031 (a)(n)	121	121
6.141% due 01/25/2032 (a)	51,238	51,153
6.317% due 02/25/2032 (a)	11,716	11,751
6.023% due 06/25/2032 (a)	107	109
6.137% due 08/25/2032 (a)	14,061	14,332
5.372% due 10/25/2032 (a)	36,153	37,282
5.681% due 01/25/2033 (a)	60,635	60,974
5.415% due 03/25/2033 (a)	54,204	55,898
5.468% due 03/25/2033 (a)	75,250	76,796
Bear Stearns Commercial Mortgage Securities, Inc.
5.910% due 05/14/2008	94	102
5.060% due 12/15/2010	31,067	33,018
7.000% due 02/25/2028 (a)	516	516
6.750% due 04/30/2030	49	48
7.000% due 05/20/2030 (a)	50,230	57,393
Bear Stearns Mortgage Securities, Inc.
4.751% due 06/25/2030 (a)	2,334	2,257
Capco America Securitization Corp.
5.860% due 12/15/2007	30	32
Cendant Mortgage Corp.
6.417% due 11/18/2028 (a)	4,361	4,390
1.760% due 08/25/2030 (a)	198	199
Chase Commercial Mortgage Securities Corp.
7.600% due 12/18/2005	29	29
Chase Mortgage Finance Corp.
6.750% due 03/25/2025 (a)	7,946	7,944
6.750% due 10/25/2028	15,172	15,169

See accompanying notes I 09.30.03 I PIMCO Total Return Fund Semi-Annual Report	18

Schedule of Investments (Cont.)

September 30, 2003 (Unaudited)

	Principal Amount (000s)	Value (000s)

6.500% due 02/25/2029	$12,432	$12,572
6.068% due 12/25/2029 (a)	2,695	2,714
6.221% due 12/25/2029 (a)	25,459	25,770
Chemical Mortgage Securities, Inc.
7.250% due 01/25/2026	222	222
Citicorp Mortgage Securities, Inc.
6.250% due 04/25/2024	9,080	9,150
6.250% due 08/25/2024	75	76
7.250% due 10/25/2027	1,342	1,341
6.750% due 09/25/2028	3,496	3,527
6.500% due 10/25/2028	11,093	11,153
7.000% due 09/25/2030	1,263	1,262
7.000% due 02/25/2031	2,998	2,998
6.500% due 03/25/2031	2,795	2,802
7.000% due 03/25/2031	8,520	8,628
6.000% due 06/25/2032	4,801	4,848
CMC Securities Corp.
7.250% due 11/25/2027	411	410
6.750% due 05/25/2028	684	687
Collateralized Mortgage Obligation Trust
8.000% due 09/20/2021	2,178	2,181
Collateralized Mortgage Securities Corp.
8.750% due 04/20/2019	134	135
8.800% due 04/20/2019	106	107
COMM Mortgage Trust
6.145% due 02/15/2008	8,419	8,989
Commercial Mortgage Acceptance Corp.
7.030% due 05/15/2009	75	87
Commercial Mortgage Asset Trust
6.975% due 04/17/2013	145	170
Countrywide Alternative Loan Trust
6.000% due 10/25/2032	44,805	46,513
Countrywide Funding Corp.
6.625% due 02/25/2024	110	110
6.750% due 03/25/2024	9,551	9,572
Countrywide Home Loans, Inc.
6.250% due 08/25/2014 (a)	2,597	2,626
6.750% due 11/25/2028	1,874	1,873
6.500% due 01/25/2029	16,573	16,637
6.500% due 03/25/2029 (a)	14,039	14,036
6.015% due 07/19/2031 (a)	1,157	1,174
6.025% due 03/19/2032	6,771	6,971
5.345% due 09/19/2032 (a)	4,406	4,512
Credit-Based Asset Servicing & Securitization LLC
1.490% due 10/25/2028 (a)	3,824	3,832
1.520% due 09/25/2029 (a)	379	379
1.430% due 02/25/2030 (a)	14,400	14,355
1.450% due 01/25/2032 (a)	25,371	25,404
Crusade Global Trust
1.620% due 02/15/2030 (a)	25,730	25,768
CS First Boston Mortgage Securities Corp.
6.750% due 01/15/2008	3,575	3,575
7.290% due 09/15/2009	335	391
6.000% due 02/25/2017	5,964	6,092
6.000% due 06/25/2017	4,166	4,234
6.750% due 12/27/2028	15,514	16,115
7.500% due 03/25/2031	9,907	10,094
1.710% due 06/25/2031 (a)	9,274	9,314
1.660% due 11/25/2031 (a)	736	738
6.168% due 12/25/2031	16,946	17,258
1.510% due 02/25/2032 (a)	6,732	6,814
1.117% due 03/25/2032 (a)	7,230	7,039
1.271% due 03/25/2032 (a)	1,194	1,186
6.248% due 04/25/2032 (a)	27,607	28,427
1.500% due 05/25/2032 (a)	52,079	52,124
6.000% due 07/25/2032	2,336	2,348
5.500% due 09/25/2032	7,423	7,491
7.500% due 12/25/2032	124	132
6.000% due 01/25/2033	15,010	15,116
DLJ Commercial Mortgage Corp.
7.300% due 06/10/2032	515	603
DLJ Mortgage Acceptance Corp.
7.580% due 02/12/2006 (a)	713	719
3.843% due 08/01/2021 (a)(c)(n)	2,263	2,261
8.000% due 03/25/2022	51	51
4.157% due 12/25/2022 (a)	388	388
6.405% due 03/25/2023 (a)	59	59
5.269% due 03/25/2024 (a)	53	53
4.360% due 05/25/2024 (a)	29	29
6.648% due 10/25/2024 (a)	151	152
1.610% due 06/25/2026 (a)	422	424
6.850% due 12/17/2027	34	34
Drexel Burnham Lambert CMO Trust
9.500% due 11/20/2017	190	192
Fannie Mae
7.000% due 05/25/2006	66	69
6.500% due 08/25/2007	598	602
6.740% due 08/25/2007	425	479
6.270% due 09/25/2007	3,000	3,327
7.000% due 10/25/2007	81	84
6.500% due 12/25/2007	1,870	1,898
6.250% due 01/25/2008	46,880	51,471
6.500% due 05/25/2008	219	228
15.112% due 09/25/2008 (a)	1,100	1,262
4.000% due 02/25/2009	28	28
6.000% due 02/25/2009	942	1,000
6.500% due 02/25/2009	13	14
6.500% due 03/25/2009	44	47
3.000% due 08/25/2009	65,266	66,332
5.000% due 01/25/2012	78	79
6.370% due 02/25/2013	28,500	31,940
6.500% due 04/25/2013	75	78
5.500% due 11/25/2013	175	177
8.000% due 12/25/2016 (a)	62	68
1.600% due 03/25/2017	1,634	1,645
11.000% due 11/25/2017	490	577
9.250% due 04/25/2018	60	68
9.300% due 05/25/2018	243	266
1.612% due 06/25/2018 (a)	1	1
9.500% due 06/25/2018	185	210

19	PIMCO Total Return Fund Semi-Annual Report I 09.30.03 I See accompanying notes

	Principal Amount (000s)	Value (000s)

9.500% due 02/25/2019	$537	$609
9.500% due 06/25/2019	513	583
9.300% due 08/25/2019 (a)	22	25
9.000% due 11/25/2019	462	520
7.500% due 12/25/2019	6,638	7,284
9.000% due 12/25/2019	1,876	2,112
7.000% due 03/25/2020	364	394
9.500% due 03/25/2020	661	751
7.500% due 05/25/2020	771	844
9.000% due 05/25/2020	257	279
6.000% due 07/25/2020	32	32
9.000% due 09/25/2020	961	1,083
8.000% due 12/25/2020	1,934	1,942
8.750% due 01/25/2021	962	1,079
9.000% due 01/25/2021	1,703	1,917
9.000% due 03/25/2021	167	189
6.500% due 06/25/2021	2,122	2,239
8.000% due 07/25/2021	4,037	4,457
8.500% due 09/25/2021	1,408	1,571
7.000% due 10/25/2021	2,889	3,129
7.750% due 01/25/2022	6,913	7,605
6.250% due 03/25/2022	1,432	1,442
7.000% due 04/25/2022	11,258	11,883
7.375% due 05/25/2022	5,388	5,786
7.500% due 05/25/2022	837	894
7.000% due 06/25/2022	420	451
8.000% due 06/25/2022	3,400	3,774
7.000% due 07/25/2022	2,035	2,211
7.500% due 07/25/2022	400	437
8.000% due 07/25/2022	22,162	24,447
6.500% due 10/25/2022	3,042	3,140
7.800% due 10/25/2022	1,023	1,129
6.500% due 03/25/2023	530	539
7.000% due 03/25/2023	4,736	4,761
6.900% due 05/25/2023	194	204
7.000% due 06/25/2023	905	1,000
6.000% due 08/25/2023	15,533	16,371
7.400% due 09/25/2023	41	41
6.500% due 10/25/2023	10,404	10,601
6.750% due 10/25/2023	727	798
6.500% due 12/25/2023	187	195
5.000% due 01/25/2024	203	212
6.500% due 02/25/2024 (a)	5,150	5,654
6.000% due 06/25/2024	101	101
6.500% due 08/17/2024	17,000	18,562
4.750% due 01/25/2025	48	48
6.000% due 01/25/2025	61	61
1.450% due 02/25/2025 (a)	950	951
7.500% due 11/17/2025 (a)	289	305
6.500% due 05/25/2026	17	17
7.000% due 12/18/2026	16,308	17,421
6.000% due 12/25/2026	170	175
8.500% due 02/17/2027	1,283	1,392
6.000% due 03/25/2027	320	327
5.000% due 04/18/2027	271	277
6.000% due 05/17/2027	5,470	5,894
6.250% due 05/25/2027	1,808	1,810
7.000% due 06/18/2027	684	761
6.500% due 07/18/2027	209	219
7.500% due 08/20/2027	2,022	2,173
5.750% due 12/20/2027	7,235	7,493
7.000% due 12/20/2027	19,924	21,219
6.000% due 02/25/2028	200	210
1.510% due 04/18/2028 (a)	874	877
6.500% due 06/25/2028	4,425	4,610
6.000% due 07/18/2028	10,298	10,718
6.500% due 07/18/2028	67,412	71,232
9.379% due 09/25/2028 (a)	4,538	5,041
6.500% due 10/25/2028	23,212	24,300
6.000% due 12/25/2028	66	67
6.000% due 01/25/2029	13,019	13,202
6.000% due 02/25/2029	11,827	11,961
6.250% due 02/25/2029	3,500	3,674
6.290% due 02/25/2029	500	542
4.900% due 03/25/2029	48,057	49,486
7.500% due 04/25/2029	630	691
6.000% due 07/25/2029	10,383	10,587
6.000% due 08/25/2029	3,302	3,346
6.000% due 04/25/2030	582	598
7.500% due 06/19/2030	150	164
8.500% due 06/25/2030	13,169	15,262
6.500% due 07/25/2030	250	265
1.535% due 08/25/2030 (a)	11,111	11,185
1.485% due 09/25/2030 (a)	535	542
1.560% due 10/18/2030 (a)	7,765	7,810
7.000% due 11/25/2030	15,843	17,099
6.000% due 05/25/2031	38,936	40,312
6.500% due 07/25/2031	14,242	15,463
7.500% due 07/25/2031	590	648
6.500% due 09/25/2031	13,661	14,348
6.500% due 10/03/2031	11,326	12,425
6.500% due 10/25/2031	61,769	64,395
6.000% due 11/25/2031	40,068	40,518
6.500% due 11/25/2031	22,870	24,984
6.000% due 12/25/2031	37,199	37,351
6.500% due 06/25/2032	17,240	18,045
6.000% due 09/25/2032	11,325	11,488
6.500% due 01/01/2033	133,796	142,284
5.500% due 04/25/2033	15,990	14,662
6.390% due 05/25/2036	36,936	37,151
7.416% due 01/17/2037	16,532	18,021
6.500% due 06/17/2038	5,000	5,436
6.300% due 10/17/2038 (a)	19,353	20,568
6.500% due 10/25/2042	146,020	155,283
Federal Home Loan Bank
5.500% due 03/15/2015	21,511	21,941
Federal Housing Administration
8.450% due 07/01/2012 (n)	483	530
6.997% due 09/01/2019	1,917	1,910
7.430% due 01/01/2020 (n)	2,265	2,262

See accompanying notes I 09.30.03 I PIMCO Total Return Fund Semi-Annual Report	20

Schedule of Investments (Cont.)

September 30, 2003 (Unaudited)

	Principal Amount (000s)	Value (000s)

7.430% due 08/01/2020	$393	$392
7.430% due 12/01/2023	2,476	2,490
7.675% due 09/01/2030 (n)	5,776	6,472
7.125% due 12/01/2035 (n)	6,572	6,775
FFCA Secured Lending Corp.
7.850% due 10/18/2017	29,600	32,231
7.130% due 05/18/2026	9,318	9,061
7.270% due 09/18/2027	273	274
First Chicago Lennar Trust
8.111% due 05/25/2008 (a)(n)	275	260
First Horizon Asset Securities, Inc.
7.000% due 05/25/2030	45	46
6.750% due 02/25/2031	11,760	11,758
6.250% due 01/25/2032	28,921	29,905
First Interstate Bancorp
8.875% due 01/01/2009 (c)(n)	69	70
9.125% due 01/01/2009 (a)(c)(n)	4	4
First Nationwide Trust
6.500% due 03/25/2029	4,400	4,683
8.000% due 10/25/2030	169	169
6.750% due 08/21/2031	58,400	60,567
8.500% due 08/25/2031	332	346
1.710% due 09/25/2031 (a)	888	892
First Republic Mortgage Loan Trust
1.440% due 06/25/2030 (a)	9,725	9,739
First Union Residential Securitization, Inc.
7.000% due 04/25/2025	159	160
Freddie Mac
6.750% due 10/15/2003 (a)	264	264
7.000% due 10/15/2003	38	38
10.150% due 04/15/2006	1	1
7.500% due 02/15/2007	187	191
7.500% due 04/01/2007	3	3
7.750% due 04/01/2007	1	1
8.000% due 10/01/2007	11	12
6.250% due 10/15/2007	1,762	1,787
6.500% due 09/15/2008	86	89
6.000% due 11/15/2008 (a)	147	155
6.200% due 12/15/2008	4,434	4,679
8.500% due 03/01/2009	53	57
6.000% due 03/15/2009	238	251
7.000% due 06/01/2010	4	5
6.000% due 11/15/2014	1,100	1,126
6.500% due 12/15/2014	570	583
6.000% due 06/15/2015	1,043	1,051
10.100% due 09/01/2016	211	237
5.000% due 09/15/2016	53,521	55,820
5.000% due 11/15/2016	86,471	90,143
10.000% due 11/15/2019	31	31
9.000% due 09/15/2020	19	19
7.000% due 10/15/2020	116	116
8.900% due 11/15/2020	4,058	4,063
9.500% due 11/15/2020	889	891
6.000% due 12/15/2020	68	68
7.000% due 12/15/2020	55	56
8.750% due 12/15/2020	389	389
9.000% due 12/15/2020	822	827
9.500% due 01/15/2021	655	656
8.000% due 04/15/2021 (a)	25	25
8.500% due 06/15/2021 (a)	7,301	7,492
6.950% due 07/15/2021	131	131
9.000% due 07/15/2021	789	835
6.950% due 08/15/2021	40	40
9.500% due 08/15/2021	501	503
4.500% due 09/15/2021	89	89
6.500% due 09/15/2021	273	273
7.000% due 09/15/2021	36	37
8.000% due 12/15/2021	5,698	5,977
8.250% due 06/15/2022	1,172	1,246
6.650% due 07/15/2022	105	106
7.000% due 07/15/2022	3,403	3,598
8.500% due 10/15/2022	1,899	1,931
6.000% due 11/15/2022	209	212
6.250% due 11/15/2022	200	207
6.500% due 11/15/2022	100	103
7.000% due 12/15/2022	9,788	9,978
7.500% due 01/15/2023	13,391	14,304
6.500% due 02/15/2023	701	715
6.250% due 04/15/2023	388	401
7.500% due 05/01/2023	219	236
7.000% due 07/15/2023	2,353	2,553
7.500% due 07/15/2023 (a)	238	243
6.500% due 08/15/2023	187	202
3.840% due 10/25/2023 (a)	3,467	3,579
7.410% due 10/25/2023 (a)	693	757
6.500% due 11/15/2023	6,607	6,655
6.500% due 01/15/2024	35	38
5.000% due 02/15/2024	116	119
6.500% due 03/15/2024	387	393
7.499% due 03/15/2024	1,409	1,410
8.000% due 04/25/2024	167	179
8.500% due 08/01/2024	414	452
6.500% due 09/15/2024	14	14
8.000% due 09/15/2024	15,609	17,029
8.500% due 11/01/2024	171	186
6.000% due 11/15/2024	91	92
6.000% due 12/15/2024	138	139
5.750% due 01/15/2025	185	187
5.000% due 03/15/2025	25,075	25,265
5.750% due 06/15/2025	100	102
6.500% due 03/15/2026	14	14
6.000% due 08/15/2026	601	606
4.362% due 10/01/2026 (a)	1,041	1,077
6.000% due 11/15/2026	550	566
6.250% due 11/15/2026	490	497
6.000% due 02/15/2027	156	160
6.000% due 03/15/2027	8,307	8,383
6.500% due 03/15/2027	9,766	9,799
7.500% due 03/17/2027	10,044	10,716
3.515% due 05/01/2027 (a)	67	70

21	PIMCO Total Return Fund Semi-Annual Report I 09.30.03 I See accompanying notes

	Principal Amount (000s)	Value (000s)

5.500% due 06/15/2027	$150	$156
6.500% due 06/15/2027	12,279	13,094
7.500% due 06/20/2027	31,500	33,796
6.000% due 07/15/2027	100	102
6.500% due 08/15/2027	19,185	20,640
6.500% due 09/15/2027	52,022	52,977
6.500% due 10/15/2027	20,005	21,433
6.000% due 11/15/2027	665	695
5.750% due 01/15/2028	19	19
6.000% due 01/15/2028	212	215
6.500% due 01/25/2028	8,691	9,251
6.250% due 03/15/2028	10,000	10,658
6.000% due 04/15/2028	71,006	71,702
6.500% due 04/15/2028	162,908	173,016
6.500% due 05/15/2028	55,454	57,985
5.950% due 06/15/2028	31,031	31,400
6.500% due 06/15/2028	74,080	79,586
6.500% due 06/20/2028	28,108	30,238
6.500% due 07/15/2028	114,666	121,350
6.100% due 08/15/2028	2	2
6.500% due 08/15/2028	446,567	474,797
7.000% due 11/15/2028	8,379	8,931
6.000% due 12/01/2028	813	843
6.000% due 12/15/2028	53,731	55,579
6.250% due 12/15/2028	2,006	2,118
6.500% due 12/15/2028	8,526	9,093
6.000% due 01/15/2029	49,994	51,403
6.500% due 01/15/2029	28,380	30,239
6.000% due 02/15/2029 (a)	4,611	4,800
6.500% due 03/15/2029 (a)	58,753	61,857
6.500% due 04/15/2029	15,561	16,538
8.000% due 09/15/2029	9,566	10,889
1.460% due 12/15/2029 (a)	228	230
7.500% due 01/15/2030	8,109	8,814
7.250% due 05/15/2030	1,033	1,068
6.500% due 06/15/2030	10,962	11,229
7.500% due 07/15/2030	758	804
7.000% due 08/15/2030	9,585	10,124
7.500% due 08/15/2030	27,097	29,302
1.610% due 09/15/2030 (a)	1,323	1,330
7.000% due 09/15/2030 (a)	34,109	36,174
7.000% due 10/15/2030	22,487	23,880
7.500% due 10/15/2030	33,803	36,116
1.560% due 11/15/2030 (a)	230	232
6.500% due 04/15/2031	12,274	12,894
5.500% due 05/15/2031	880	897
6.000% due 06/15/2031	10,012	10,150
5.500% due 07/15/2031	12,787	13,054
6.500% due 08/15/2031	18,341	20,007
6.000% due 12/15/2031	10,769	11,380
6.500% due 02/15/2032	19,269	21,046
6.500% due 06/15/2032	18,336	19,797
3.500% due 07/15/2032	207	209
6.500% due 07/15/2032	10,728	11,628
4.076% due 08/15/2032 (a)	15,569	16,208
6.000% due 08/15/2032	23,516	23,755
6.000% due 09/15/2032	6,761	6,875
Fund America Investors Corp.
4.075% due 06/25/2023 (a)	1,001	989
GE Capital Mortgage Services, Inc.
6.500% due 05/25/2029	5,764	5,762
General Electric Capital Mortgage Services, Inc.
6.000% due 02/25/2024	6,081	6,159
6.350% due 05/25/2029	1,434	1,434
6.750% due 05/25/2029	8,892	8,890
6.500% due 07/25/2029 (a)	71,874	72,185
7.000% due 09/25/2029	7,227	7,225
GMAC Commercial Mortgage Securities, Inc.
7.860% due 11/15/2006	250	269
6.150% due 11/15/2007	115	122
6.974% due 05/15/2008	20,718	22,913
8.950% due 08/20/2017	213	237
6.570% due 09/15/2033	27,297	29,746
Goldman Sachs Mortgage Corp.
6.000% due 12/31/2007 (c)(n)	5,631	6,094
Government Lease Trust
6.390% due 05/18/2007	10,000	10,982
4.000% due 05/18/2011	35,750	34,363
6.480% due 05/18/2011	14,000	15,782
Government National Mortgage Association
8.000% due 06/20/2025	57	62
7.000% due 10/20/2025 (a)	7,000	7,175
1.660% due 12/16/2025 (a)	611	615
6.750% due 05/16/2026	237	247
7.500% due 07/16/2027	22,655	24,329
6.500% due 04/20/2028	14,054	15,176
6.500% due 06/20/2028	44,048	46,761
6.750% due 06/20/2028	26,752	28,684
7.250% due 07/16/2028	30	32
6.500% due 07/20/2028	74,982	80,091
6.500% due 09/20/2028	48,973	52,304
4.500% due 11/16/2028	18,670	18,015
4.500% due 12/20/2028	12,272	11,864
6.500% due 01/20/2029 (a)	33,468	35,524
7.000% due 02/16/2029	6,815	7,423
6.500% due 03/20/2029 (a)	16,259	17,431
6.000% due 05/20/2029	12,832	13,722
7.500% due 11/20/2029	2,762	3,024
7.000% due 01/16/2030	7,868	8,497
1.610% due 02/16/2030 (a)	13,786	13,884
1.710% due 02/16/2030 (a)	12,162	12,273
1.760% due 02/16/2030 (a)	6,384	6,448
7.500% due 02/20/2030	25,861	28,091
1.510% due 06/20/2030 (a)	1,442	1,448
7.500% due 08/20/2030	13,269	14,024
1.610% due 09/20/2030 (a)	1,881	1,891
7.500% due 09/20/2030	6,180	6,678
1.560% due 10/16/2030 (a)	7,152	7,192
7.000% due 10/16/2030	30,508	32,045
6.500% due 03/20/2031	6,980	7,481

See accompanying notes I 09.30.03 I PIMCO Total Return Fund Semi-Annual Report	22

Schedule of Investments (Cont.)

September 30, 2003 (Unaudited)

	Principal Amount (000s)	Value (000s)

6.000% due 06/16/2032	$19,206	$20,655
6.000% due 07/20/2032	9,168	9,409
6.750% due 10/16/2040	28,658	30,873
GS Mortgage Securities Corp.
6.526% due 08/15/2011 (a)	15,700	17,424
6.624% due 05/03/2018 (a)	55,900	63,159
6.044% due 08/15/2018 (a)(n)	20,511	22,250
GSR Mortgage Loan Trust
5.575% due 10/25/2031 (a)	4,210	4,214
6.000% due 03/25/2032	2,692	2,760
G-Wing Ltd.
3.770% due 05/06/2004 (a)	32,892	32,645
Harborview Mortgage Loan Trust
7.470% due 08/19/2030	4,194	4,200
Headlands Mortgage Securities, Inc.
7.155% due 12/25/2012 (a)	31	31
Home Savings of America
8.464% due 08/01/2006 (a)(n)	6	6
4.014% due 05/25/2027 (a)	929	926
Impac CMB Trust
1.455% due 12/15/2030 (a)	15,664	15,707
1.390% due 11/25/2031 (a)	12,199	12,219
Impac Secured Assets CMN Owner Trust
6.500% due 04/25/2032	20,874	21,581
Imperial Savings Association
8.208% due 01/25/2017 (a)	20	20
8.847% due 07/25/2017 (a)	55	55
Independent National Mortgage Corp.
2.710% due 07/25/2025 (a)	284	284
Indymac Adjustable Rate Mortgage Trust
6.681% due 08/25/2031 (a)	3,740	3,842
6.527% due 01/25/2032 (a)	22,639	23,093
6.596% due 01/25/2032 (a)	4,427	4,501
International Mortgage Acceptance Corp.
12.250% due 03/01/2014 (n)	124	132
J.P. Morgan Commercial Mortgage Finance Corp.
8.160% due 02/25/2028 (a)	1,615	1,836
7.069% due 09/15/2029	24	25
LB Commercial Conduit Mortgage Trust
6.330% due 11/18/2004	1	1
LB Mortgage Trust
8.399% due 01/20/2017 (a)(n)	50,221	55,987
Lehman Large Loan Trust
6.790% due 06/12/2004	19	19
Master Adjustable Rate Mortgages Trust
6.155% due 10/25/2032	25,393	26,076
Mellon Residential Funding Corp.
6.110% due 01/25/2029	6,267	6,317
4.214% due 07/25/2029 (a)	20,374	20,491
1.600% due 10/20/2029 (a)	30,358	30,431
Merrill Lynch Mortgage Investors, Inc.
6.738% due 06/15/2021 (a)	797	806
6.888% due 06/15/2021 (a)	2,997	3,238
7.148% due 06/15/2021 (a)	2,812	3,049
7.695% due 06/15/2021 (a)	624	680
1.410% due 01/20/2030 (a)	548	549
5.650% due 12/15/2030	2,270	2,354
MLCC Mortgage Investors, Inc.
1.360% due 09/15/2026 (a)	9,957	9,948
Morgan Stanley Dean Witter Capital I, Inc.
5.990% due 03/15/2005	28	28
6.190% due 01/15/2007	7,931	8,251
6.170% due 10/03/2008	750	833
6.160% due 04/03/2009 (a)	9,580	10,347
7.460% due 02/15/2020	1,041	1,041
6.220% due 06/01/2030	30	32
6.590% due 10/03/2030 (a)	2,387	2,448
Mortgage Capital Funding, Inc.
7.800% due 04/15/2006 (a)	500	565
7.008% due 09/20/2006	13,111	14,279
6.001% due 11/18/2031	46	49
NationsBanc Montgomery Funding Corp.
6.750% due 06/25/2028	3,834	3,875
6.500% due 07/25/2028	10,459	10,593
6.250% due 10/25/2028	4,345	4,441
Nationslink Funding Corp.
6.654% due 02/10/2006	20,624	22,146
1.470% due 04/10/2007 (a)	8,512	8,519
6.888% due 05/10/2007	420	472
Nomura Asset Acceptance Corp.
7.000% due 02/19/2030	10,334	10,879
Nomura Asset Securities Corp.
7.120% due 04/13/2036	460	510
Norwest Asset Securities Corp.
6.500% due 02/25/2029	30,507	30,500
6.200% due 04/25/2029 (a)	23,548	23,529
6.500% due 04/25/2029	13,979	13,976
6.500% due 06/25/2029 (a)	32,119	32,223
6.500% due 10/25/2029	1,377	1,382
7.000% due 11/25/2029	6,660	6,681
Norwest Integrated Structured Assets, Inc.
7.000% due 06/25/2028	774	777
Pacific Collateralized Mortgage Obligation Trust
8.000% due 03/20/2018	183	185
Paine Webber Mortgage Acceptance Corp.
6.000% due 04/25/2009	3,371	3,368
PHH Mortgage Services Corp.
7.142% due 11/18/2027 (a)	204	214
PNC Mortgage Securities Corp.
6.750% due 06/25/2016 (a)	563	562
6.750% due 12/25/2027	3,935	3,930
6.925% due 02/25/2028	229	229
7.000% due 02/25/2028	2,773	2,773
7.000% due 05/25/2028	300	304
6.750% due 07/25/2028	959	979
6.750% due 09/25/2028	1,123	1,147
6.750% due 10/25/2028	5,347	5,426
6.750% due 12/25/2028	8,549	8,765
6.250% due 01/25/2029	6,062	6,148
6.500% due 01/25/2029	396	402

23	PIMCO Total Return Fund Semi-Annual Report I 09.30.03 I See accompanying notes

	Principal Amount (000s)	Value (000s)

6.300% due 03/25/2029	$9,955	$10,233
6.200% due 06/25/2029 (a)	7,907	8,100
6.500% due 06/25/2029 (a)	48,393	49,779
7.000% due 06/25/2030	6,698	6,878
1.560% due 12/25/2030 (a)	790	791
7.500% due 02/25/2031	787	787
7.375% due 05/25/2040 (a)	124	126
PNC Mortgage Trust
8.250% due 03/25/2030	6,197	6,330
Prudential Home Mortgage Securities
7.400% due 11/25/2007	216	216
7.500% due 03/25/2008	1,518	1,549
6.500% due 07/25/2008	3,715	3,712
6.950% due 11/25/2022	130	130
6.500% due 01/25/2024	5	5
6.250% due 04/25/2024	14,672	15,049
Prudential Securities Secured Financing Corp.
6.074% due 01/15/2008 (a)	5,651	6,051
Prudential-Bache Trust
8.400% due 03/20/2021	2,706	2,788
Regal Trust IV
3.630% due 09/29/2031 (a)(n)	8,090	7,591
Resecuritization Mortgage Trust
1.277% due 04/26/2021 (a)	6	6
6.750% due 06/19/2028	9,713	9,781
6.500% due 04/19/2029	1,633	1,648
Residential Accredit Loans, Inc.
7.500% due 08/25/2027 (a)	2,197	2,196
7.000% due 02/25/2028	13,178	13,365
6.500% due 12/25/2028	131	133
6.500% due 05/25/2029	1,782	1,819
Residential Asset Securitization Trust
5.180% due 01/25/2027	62	62
7.000% due 01/25/2028	4,236	4,234
6.750% due 03/25/2028	10,761	10,749
6.500% due 12/25/2028	306	308
6.750% due 03/25/2029	28	28
7.875% due 01/25/2030	157	161
8.000% due 02/25/2030	1,233	1,247
1.810% due 09/25/2030 (a)	2,070	2,077
Residential Funding Mortgage Securities I, Inc.
6.500% due 03/25/2009	166	170
8.000% due 01/25/2023	173	173
8.000% due 02/25/2023	235	235
7.500% due 12/25/2025	244	243
7.500% due 04/25/2027	311	311
7.250% due 08/25/2027	47	47
7.250% due 10/25/2027	1,789	1,787
7.000% due 11/25/2027	1,249	1,247
6.750% due 02/25/2028	1,855	1,854
6.750% due 06/25/2028	11,835	11,830
6.750% due 07/25/2028	4,613	4,611
6.750% due 08/25/2028	12,170	12,165
6.750% due 09/25/2028	19,140	19,136
6.500% due 10/25/2028	12,170	12,167
6.250% due 11/25/2028	1,201	1,200
6.500% due 12/25/2028	13,087	13,129
6.500% due 01/25/2029	64,031	64,934
6.500% due 03/25/2029	27,960	28,232
6.500% due 05/25/2029	11,964	12,010
6.500% due 06/25/2029 (a)	3,531	3,565
6.750% due 07/25/2029 (a)	17,447	17,548
7.000% due 10/25/2029	8,325	8,321
7.500% due 12/25/2030	300	300
6.339% due 06/25/2031 (a)	1,324	1,323
6.500% due 03/25/2032	4,662	4,739
5.634% due 09/25/2032 (a)	57,372	58,241
6.000% due 09/25/2032	1,937	1,966
6.250% due 09/25/2032	4,150	4,160
Resolution Trust Corp.
4.834% due 05/25/2029 (a)	1,049	1,048
6.133% due 05/25/2029 (a)(n)	1,225	1,199
7.551% due 05/25/2029 (a)	724	723
RMF Commercial Mortgage Pass-Through Certificates
6.751% due 01/15/2019 (a)	1,368	1,440
Ryland Acceptance Corp.
11.500% due 12/25/2016	28	29
Ryland Mortgage Securities Corp.
8.200% due 06/25/2021	19	19
4.398% due 08/25/2022 (a)	637	643
SACO I, Inc.
7.635% due 07/25/2030 (a)	291	292
1.500% due 10/25/2030 (a)(n)	2,414	2,402
1.540% due 09/25/2040 (a)	50	50
Salomon Brothers Mortgage Securities VII, Inc.
4.239% due 11/25/2022 (a)(n)	108	106
3.936% due 10/25/2023 (a)	39	38
6.103% due 03/25/2024 (a)	92	92
5.645% due 07/01/2024 (a)	854	852
7.204% due 09/25/2024 (a)	92	92
6.113% due 10/25/2024 (a)	65	65
1.610% due 11/25/2024	837	831
6.236% due 11/25/2024 (a)	143	142
1.450% due 04/25/2029 (a)	166	165
1.490% due 04/25/2029 (a)	272	273
Santa Barbara Savings & Loan Association
9.500% due 11/20/2018	764	772
Sears Mortgage Securities
12.000% due 02/25/2014	246	247
Securitized Asset Sales, Inc.
5.034% due 06/25/2023 (a)	108	108
4.551% due 10/25/2023 (a)	106	106
4.231% due 11/26/2023 (a)	343	343
Sequoia Mortgage Trust
2.160% due 10/25/2024 (a)	33,636	33,884
1.460% due 10/19/2026	2,163	2,200
1.680% due 06/20/2032 (a)	1,228	1,221
1.450% due 07/20/2033 (a)	976	970
Small Business Administration
7.540% due 08/10/2009	63,399	70,933

See accompanying notes I 09.30.03 I PIMCO Total Return Fund Semi-Annual Report	24

Schedule of Investments (Cont.)

September 30, 2003 (Unaudited)

	Principal Amount (000s)	Value (000s)

7.640% due 03/10/2010	$52,281	$58,616
7.452% due 09/01/2010	30,524	34,011
6.340% due 03/01/2021	27,825	30,509
5.130% due 09/01/2023 (n)	9,272	9,510
Structured Asset Mortgage Investments, Inc.
5.191% due 05/25/2022 (n)	6,353	6,247
6.872% due 06/25/2028 (a)	1,238	1,267
6.250% due 11/25/2028	14,321	14,476
6.502% due 06/25/2029 (a)	5,106	5,135
7.121% due 02/25/2030 (a)	488	498
6.750% due 05/02/2030 (n)	11,586	12,147
7.260% due 04/25/2032	10,873	11,213
1.440% due 09/19/2032 (a)	112,556	112,129
Structured Asset Notes Transactions Ltd.
6.650% due 08/30/2005 (a)	10,137	9,105
Structured Asset Securities Corp.
7.000% due 02/25/2016	4,008	4,059
7.500% due 07/25/2016	9,613	9,879
1.410% due 10/25/2027 (a)	647	647
7.000% due 12/25/2027 (a)	1,244	1,243
7.750% due 02/25/2028	27	27
6.750% due 07/25/2029	568	569
1.710% due 11/25/2030 (a)	1,229	1,228
1.560% due 05/25/2031 (a)	759	760
5.800% due 09/25/2031	6,331	6,390
6.500% due 09/25/2031 (a)	34,532	35,170
6.600% due 12/25/2031	2,315	2,343
6.250% due 01/25/2032	81,288	83,613
1.400% due 02/25/2032 (a)	83,911	83,763
6.143% due 02/25/2032 (a)	33,226	34,278
2.887% due 05/25/2032 (a)	2,222	2,233
1.852% due 07/25/2032 (a)	871	878
6.150% due 07/25/2032 (a)	46,648	47,490
6.000% due 09/25/2032	65	66
5.500% due 10/25/2032	4,923	5,014
5.450% due 03/25/2033 (a)	31,468	31,566
Structured Mortgage Asset Residential Trust
6.950% due 07/25/2024 (a)	46	47
Summit Mortgage Trust
1.868% due 04/28/2035 (a)	49,095	48,334
Superannuation Members Home Loans Global Fund
1.373% due 06/15/2026 (a)	6,921	6,927
Torrens Trust
1.366% due 07/15/2031 (a)	14,636	14,658
Union Planters Mortgage Finance Corp.
6.750% due 01/25/2028	4,000	4,283
6.800% due 01/25/2028	15,000	15,727
United Mortgage Securities Corp.
4.294% due 06/25/2032 (a)	9,705	9,721
4.967% due 09/25/2033 (a)	498	504
Vendee Mortgage Trust
6.500% due 05/15/2020	21,716	22,406
6.500% due 09/15/2024	23,603	25,018
6.823% due 01/15/2030 (a)	9,076	9,444
Washington Mutual Mortgage Securities Corp.
6.010% due 04/25/2031 (a)	1,294	1,294
5.530% due 07/25/2032 (a)	5,374	5,521
5.207% due 10/25/2032 (a)	92,869	94,346
5.750% due 12/25/2032	144	146
5.060% due 05/25/2033 (a)	17,135	17,600
6.018% due 10/19/2039 (a)	678	677
6.252% due 10/19/2039 (a)	28,385	28,465
6.393% due 10/19/2039	45,323	45,320
3.247% due 12/25/2040 (a)	17,286	17,230
3.956% due 01/25/2041 (a)	24,899	24,851
Wells Fargo Mortgage-Backed Securities Trust
6.250% due 12/25/2016	279	283
7.000% due 03/25/2031	582	582
6.431% due 10/25/2031 (a)	3,071	3,082
6.561% due 10/25/2031 (a)	363	364
6.573% due 10/25/2031 (a)	3,142	3,142
5.943% due 01/25/2032	5,752	5,737
6.029% due 01/25/2032 (a)	7,800	7,798
5.107% due 09/25/2032 (a)	29,787	30,081
5.000% due 01/25/2033	164	164
5.500% due 01/25/2033	468	472

		7,861,493

Fannie Mae 24.7%
2.839% due 10/01/2040 (a)	7,695	7,816
2.849% due 10/01/2030 - 09/01/2040 (a)(e)	10,163	10,318
2.948% due 10/01/2030 - 10/01/2040 (a)(e)	13,942	14,155
3.091% due 02/01/2020	58	59
3.298% due 11/01/2023 (a)	74	76
3.372% due 09/01/2022 (a)	382	389
3.401% due 09/01/2017 (a)	2,333	2,337
3.460% due 05/01/2022 - 03/01/2033 (a)(e)	585	593
3.468% due 09/01/2024 (a)	637	645
3.492% due 04/01/2027 (a)	31	32
3.500% due 10/01/2023 (a)	135	139
3.522% due 05/01/2023 (a)	348	360
3.581% due 09/01/2022 (a)	344	350
3.642% due 05/01/2024 (a)	872	906
3.700% due 11/01/2024	6,996	7,099
3.713% due 06/01/2024 (a)	250	257
3.789% due 10/01/2024 (a)	134	139
3.838% due 05/01/2025 (a)	991	1,027
3.853% due 07/01/2024 (a)	1,880	1,944
3.887% due 08/01/2025	3,204	3,263
3.915% due 04/01/2024	1,404	1,424
3.922% due 11/01/2025 (a)	1,390	1,432
3.942% due 08/01/2027 (a)	9,074	9,285
4.000% due 08/01/2018	995	981
4.028% due 05/01/2026 (a)	165	171
4.043% due 08/01/2026 (a)	583	604
4.094% due 01/01/2026 (a)	315	327

25	PIMCO Total Return Fund Semi-Annual Report I 09.30.03 I See accompanying notes

	Principal Amount (000s)	Value (000s)

4.098% due 12/01/2023 (a)	$412	$422
4.130% due 06/01/2023 (a)	486	496
4.156% due 03/01/2025 (a)	2,683	2,774
4.189% due 11/01/2025 (a)	672	694
4.199% due 11/01/2025 - 04/01/2027 (a)(e)	858	885
4.200% due 12/01/2023 (a)	325	334
4.243% due 03/01/2026 (a)	272	278
4.258% due 10/01/2027 (a)	1,516	1,570
4.262% due 01/01/2024 (a)	262	269
4.266% due 11/01/2025 (a)	135	139
4.300% due 09/01/2025 (a)	428	442
4.315% due 01/01/2024 (a)	263	269
4.330% due 02/01/2026 (a)	174	179
4.348% due 01/01/2024 (a)	413	425
4.357% due 09/01/2023 (a)	860	892
4.366% due 12/01/2023 (a)	56	57
4.372% due 10/01/2024 (a)	282	293
4.373% due 11/01/2023 (a)	352	361
4.416% due 01/01/2018 (a)	696	715
4.454% due 09/01/2024 (a)	908	938
4.482% due 10/01/2023 (a)	81	83
4.486% due 02/01/2028 (a)	98	100
4.500% due 05/01/2018	94	95
4.597% due 12/01/2023 (a)	298	305
4.608% due 04/01/2026 (a)	325	334
4.617% due 12/01/2027 (a)	1,880	1,945
4.632% due 02/01/2028 (a)	247	253
4.710% due 11/01/2023 (a)	38	39
4.894% due 05/01/2030 (a)	79	82
4.918% due 08/01/2023 (a)	141	142
5.000% due 02/01/2013 - 06/01/2033 (e)(n)	2,861,529	2,933,546
5.086% due 10/01/2024 (a)	46	47
5.092% due 02/01/2033	218	226
5.350% due 09/01/2027 (a)	157	163
5.500% due 03/01/2006 - 04/01/2033 (a)(e)	2,322,126	2,405,260
5.570% due 07/01/2019 (a)	285	295
5.936% due 12/01/2031	5,494	6,060
6.000% due 11/01/2003 - 10/15/2033 (e)	12,047,378	12,463,961
6.048% due 01/01/2011	146	166
6.090% due 12/01/2008	47	52
6.133% due 09/01/2029 (a)	114	117
6.150% due 08/01/2027 (a)	439	453
6.210% due 08/01/2010	49,070	54,984
6.255% due 09/01/2013	64,000	71,737
6.271% due 05/01/2023 (a)	833	854
6.420% due 12/01/2007	150	167
6.500% due 11/01/2003 - 01/01/2033 (e)	40,473	42,261
6.530% due 10/01/2013	4,174	4,677
6.550% due 01/01/2008	901	1,006
6.555% due 08/01/2028	2,164	2,313
6.730% due 11/01/2007	1,080	1,210
6.900% due 06/01/2007	337	371
6.982% due 06/01/2007	395	437
7.000% due 10/01/2003 - 06/01/2032 (a)(e)	13,702	14,446
7.040% due 03/01/2007	51	57
7.250% due 01/01/2008 - 01/01/2023 (e)	5,162	5,493
7.347% due 10/01/2009	484	559
7.364% due 06/01/2030 (a)	2,780	2,870
7.460% due 08/01/2029	3,840	4,343
7.500% due 10/01/2010 - 03/01/2032 (a)(e)	7,634	8,441
7.750% due 06/01/2009	91	97
7.780% due 01/01/2018	2,179	2,636
7.850% due 07/01/2018	6,477	7,845
7.920% due 03/01/2018	2,687	3,287
7.980% due 05/01/2030	6,534	6,960
8.000% due 12/01/2007 - 06/01/2032 (e)	6,975	7,525
8.060% due 04/01/2030	1,816	1,915
8.080% due 04/01/2030	995	1,050
8.250% due 10/01/2008 - 03/01/2030 (e)	1,877	2,264
8.490% due 06/01/2025	959	1,029
8.500% due 11/01/2004 - 10/01/2032 (e)	22,485	24,261
9.000% due 10/01/2004 - 12/01/2027 (e)	2,687	2,941
9.500% due 12/01/2006 - 07/01/2026 (e)	3,456	3,817
9.750% due 11/01/2008	6	6
10.000% due 02/01/2005 - 05/01/2022 (e)	608	684
10.500% due 11/01/2013 - 04/01/2022 (e)	211	236
11.000% due 11/01/2013 - 11/01/2020 (e)	121	138
11.500% due 08/20/2016 - 11/01/2019 (e)	31	36
12.000% due 05/01/2016	4	4
12.500% due 10/01/2015	16	19
13.250% due 09/01/2011	7	8
14.500% due 01/01/2013	3	3
14.750% due 08/01/2012	90	109
15.000% due 10/01/2012 (a)	154	185
15.500% due 10/01/2012 - 12/01/2012 (e)	9	10
15.750% due 12/01/2011 - 08/01/2012 (e)	60	73
16.000% due 09/01/2012	66	79

		18,175,727

See accompanying notes I 09.30.03 I PIMCO Total Return Fund Semi-Annual Report	26

Schedule of Investments (Cont.)

September 30, 2003 (Unaudited)

	Principal Amount (000s)	Value (000s)

Federal Housing Administration 0.4%

4.918% due 11/01/2019	$111	$111
6.755% due 03/01/2041	16,005	16,764
6.780% due 07/25/2040	7,533	8,153
6.790% due 05/01/2039	10,662	10,023
6.830% due 12/01/2039 (n)	3,432	3,901
6.875% due 11/01/2015	2,636	2,647
6.880% due 10/01/2040 - 02/01/2041 (e)	21,437	22,547
6.896% due 07/01/2020	15,892	15,822
6.900% due 12/01/2040	22,594	23,654
6.930% due 07/01/2014 - 01/01/2036 (e)(n)	7,054	7,548
6.960% due 05/01/2016	6,694	6,661
7.050% due 03/25/2040	86	92
7.110% due 05/01/2019	3,364	3,355
7.125% due 03/01/2034	4,313	4,456
7.211% due 12/01/2021	1,040	1,037
7.250% due 06/01/2040	8,185	9,220
7.310% due 06/01/2041	23,407	24,752
7.315% due 08/01/2019	17,087	17,049
7.350% due 11/01/2020	3,070	3,062
7.375% due 02/01/2018 - 02/01/2022 (e)	4,881	4,873
7.400% due 01/25/2020 - 02/01/2021 (e)	10,937	10,944
7.430% due 12/01/2016 - 06/25/2024 (e)	63,999	63,925
7.450% due 05/01/2021 - 10/01/2023 (e)	7,687	7,701
7.460% due 01/01/2023	1,218	1,220
7.465% due 11/01/2019	12,460	12,491
7.500% due 03/01/2032	3,318	3,329
7.580% due 12/01/2040	7,350	7,863
7.630% due 08/01/2041	17,615	16,849
7.650% due 11/01/2018	122	118
7.780% due 11/01/2040	7,347	8,108
8.250% due 01/01/2041	4,683	4,854
8.375% due 02/01/2012	309	294

		323,423

Freddie Mac 3.4%

1.510% due 06/15/2031 (a)	4,773	4,815
2.750% due 06/01/2017 (a)	9	9
2.875% due 04/01/2017 (a)	16	16
3.348% due 07/01/2022 (a)	351	364
3.481% due 10/01/2023 (a)	73	74
3.500% due 08/01/2024 (a)	109	113
3.719% due 08/01/2023 (a)	301	312
3.777% due 09/01/2023 (a)	1,561	1,614
3.849% due 03/01/2024	711	733
3.873% due 04/01/2023 (a)	102	104
3.928% due 11/01/2026 (a)	2,459	2,549
3.943% due 07/01/2025 (a)	2,950	3,052
3.972% due 07/01/2023 (a)	775	794
3.975% due 09/01/2023 (a)	2,976	3,082
3.982% due 10/01/2023 (a)	458	463
3.985% due 05/01/2023 (a)	436	445
3.997% due 05/01/2023 (a)	335	346
4.080% due 09/01/2028	18	19
4.172% due 12/01/2022 (a)	86	88
4.250% due 01/01/2019 (a)	2	2
4.283% due 06/01/2024 (a)	1,234	1,279
4.295% due 04/01/2024 (a)	2,573	2,662
4.316% due 06/01/2022 (a)	184	190
4.331% due 01/01/2028 (a)	49	51
4.350% due 08/01/2023 (a)	3,286	3,394
4.365% due 11/01/2023 (a)	33	34
4.368% due 07/01/2027 (a)	74	77
4.372% due 10/01/2023 - 04/01/2029 (a)(e)	690	714
4.374% due 05/01/2023 (a)	320	330
4.385% due 10/01/2023 (a)	659	682
4.397% due 08/01/2023 (a)	113	117
4.401% due 09/01/2023 (a)	464	480
4.424% due 08/01/2023 (a)	3	3
4.461% due 01/01/2024 (a)	140	145
4.484% due 06/01/2024 (a)	510	530
4.498% due 07/01/2024 (a)	593	614
4.505% due 08/01/2023 (a)	2,026	2,095
4.523% due 07/01/2023 (a)	171	178
4.572% due 10/01/2023 (a)	435	451
4.621% due 01/01/2024 (a)	140	145
4.635% due 12/01/2023 (a)	384	397
4.825% due 12/01/2026 (a)	2,254	2,301
4.830% due 06/01/2022 (a)	437	452
5.000% due 02/01/2007 - 10/20/2018 (e)	315,356	322,945
5.500% due 10/01/2008 - 10/15/2033 (a)(e)	4,444	4,578
5.738% due 07/01/2032	61	63
5.875% due 09/01/2018 (a)	305	311
6.000% due 01/01/2011 - 10/15/2033 (e)	1,797,100	1,859,661
6.032% due 11/01/2028 (a)	5,393	5,579
6.500% due 05/01/2005 - 10/15/2033 (a)(e)(n)	203,184	212,313
6.775% due 11/01/2003 (n)	17	17
7.000% due 11/01/2003 - 03/01/2032 (e)	55,258	58,603
7.250% due 11/01/2008	34	36
7.271% due 09/01/2027 (a)	624	644
7.500% due 11/01/2003 - 10/01/2030 (e)	1,363	1,449
7.645% due 05/01/2025	3,524	4,226
7.826% due 07/01/2030 (a)	7,613	7,882
8.000% due 10/01/2003 - 09/01/2024 (e)	1,365	1,457

27	PIMCO Total Return Fund Semi-Annual Report I 09.30.03 I See accompanying notes

	Principal Amount (000s)	Value (000s)

8.250% due 08/01/2007 - 12/01/2009 (e)	$66	$70
8.500% due 04/01/2004 - 06/01/2030 (e)	1,443	1,568
8.750% due 04/01/2009 - 12/01/2010 (e)	17	19
9.000% due 07/01/2004 - 07/01/2030 (e)	367	397
9.250% due 10/01/2009 - 11/01/2013 (e)	6	7
9.500% due 09/01/2004 - 12/01/2022 (a)(e)	450	499
9.750% due 11/01/2004 - 11/01/2008 (e)	3	4
10.000% due 06/01/2004 - 03/01/2021 (e)	320	353
10.250% due 04/01/2009 - 07/01/2009 (e)	410	452
10.500% due 10/01/2017 - 01/01/2021 (e)	133	152
10.750% due 09/01/2009 - 12/01/2015 (a)(e)	170	188
11.000% due 04/01/2010 - 05/01/2020 (e)	292	327
11.250% due 10/01/2009 - 09/01/2015 (e)	10	12
11.500% due 01/01/2018	23	26
12.500% due 12/01/2012 (a)	8	9
13.250% due 10/01/2013	71	83
14.000% due 04/01/2016	9	11
15.500% due 08/01/2011 - 11/01/2011 (e)	7	8
16.250% due 05/01/2011	1	2

		2,520,266

Government National Mortgage Association 1.5%
3.500% due 02/20/2032 (a)	10,460	10,510
4.000% due 02/20/2016 - 11/20/2032 (a)(e)	40,632	41,207
4.250% due 01/20/2028 - 03/20/2030 (a)(e)	41,253	42,108
4.375% due 02/20/2018 - 03/20/2028 (a)(e)	100,398	102,723
4.500% due 05/20/2028 - 05/20/2030 (a)(e)	38,784	39,227
5.000% due 04/20/2028 - 09/15/2033 (a)(e)	44,311	45,181
5.375% due 05/20/2017 - 05/20/2028 (a)(e)	123,240	126,336
5.500% due 02/15/2033 - 06/15/2033 (e)	2,981	3,060
5.625% due 12/20/2015 - 12/20/2027 (a)(e)	97,483	101,445
5.650% due 10/15/2012	8	9
5.750% due 08/20/2020 - 09/20/2027 (a)(e)	132,555	135,514
5.875% due 04/20/2023 (a)	51	52
6.000% due 10/15/2008 - 02/15/2033 (a)(e)	37,866	39,760
6.250% due 08/20/2027 (a)	9	9
6.500% due 10/15/2008 - 09/15/2040 (a)(e)	257,814	272,636
6.625% due 01/15/2040	9,453	10,644
6.670% due 08/15/2040	946	1,072
6.750% due 07/15/2031 (n)	1,444	1,570
6.800% due 05/15/2040	2,949	3,364
6.875% due 02/15/2040	982	1,122
7.000% due 11/15/2007 - 08/15/2042 (a)(e)	31,598	35,672
7.250% due 12/15/2022	574	612
7.500% due 04/15/2007 - 11/15/2042 (e)(n)	26,497	29,859
7.700% due 06/15/2031	6,688	7,747
8.000% due 08/15/2005 - 05/20/2031 (a)(e)	4,803	5,184
8.250% due 08/15/2004 - 05/15/2022 (e)	458	502
8.500% due 03/20/2006 - 04/15/2031 (e)	3,517	3,820
8.750% due 03/15/2007 - 07/15/2007 (e)	39	42
9.000% due 06/15/2006 - 08/15/2030 (a)(e)	2,887	3,194
9.250% due 03/15/2005 - 12/20/2016 (e)	31	34
9.500% due 04/15/2005 - 07/15/2025 (a)(e)	2,378	2,633
9.750% due 07/15/2004	8	8
10.000% due 08/20/2004 - 02/15/2025 (e)	1,971	2,234
10.250% due 02/20/2019	11	13
10.500% due 06/15/2004 - 09/15/2021 (a)(e)	234	265
11.000% due 05/15/2004 - 04/20/2019 (e)	114	126
11.500% due 04/15/2013 - 10/15/2015 (e)	57	66
12.000% due 11/15/2012 - 05/15/2016 (e)	205	236
12.500% due 01/15/2011	1	1
13.000% due 12/15/2012	12	14
13.500% due 10/15/2012 - 09/15/2014 (e)	51	61
15.000% due 08/15/2011 - 11/15/2012 (a)(e)	125	150
16.000% due 11/15/2011 - 05/15/2012 (a)(e)	102	124

See accompanying notes I 09.30.03 I PIMCO Total Return Fund Semi-Annual Report	28

Schedule of Investments (Cont.)

September 30, 2003 (Unaudited)

	Principal Amount (000s)	Value (000s)

17.000% due 11/15/2011 - 12/15/2011 (e)	$41	$50

		1,070,196

Stripped Mortgage-Backed Securities 0.0%
Fannie Mae (IO)
0.100% due 03/25/2009 (a)	8,000	120
5.500% due 06/25/2032	1,100	75
6.500% due 09/25/2008	199	21
6.500% due 10/25/2022	17	1
6.500% due 01/25/2023	1,228	34
7.475% due 02/25/2023 (a)	4,527	356
8.000% due 08/18/2027	55	10
22.425% due 09/25/2008	2	41
903.213% due 08/25/2021	1	28
1000.000% due 04/25/2022	1	20
Fannie Mae (PO)
0.000% due 09/01/2007	223	216
0.000% due 04/25/2018	7	6
0.000% due 01/25/2019	12	11
0.000% due 10/25/2019	7	6
0.000% due 08/25/2023	126	117
Freddie Mac (IO)
6.400% due 10/15/2008	15	1
6.500% due 11/15/2008	562	58
6.500% due 09/15/2023	67	7
7.000% due 08/15/2008	589	59
7.000% due 04/15/2023	378	11
7.000% due 06/15/2023	2,411	88
7.304% due 02/15/2008 (a)	140	11
8.375% due 09/15/2007 (a)	1,228	105
9.000% due 05/15/2022	26	3
82.576% due 08/15/2007	2	16
1007.500% due 02/15/2022	1	8
5884.500% due 01/15/2021	1	1
Paine Webber CMO Trust (IO)
1359.500% due 08/01/2019	1	18
Vendee Mortgage Trust (IO)
0.446% due 06/15/2023 (a)	74,952	1,118

		2,566

Total Mortgage-Backed Securities (Cost $29,435,277)		29,953,671

ASSET-BACKED SECURITIES 1.6%

Aames Mortgage Trust
1.470% due 06/15/2027 (a)	$224	$225
7.589% due 10/15/2029	65	68
ACE Securities Corp.
1.430% due 11/25/2028 (a)	213	213
1.692% due 06/25/2032 (a)	68,323	68,366
Advanta Mortgage Loan Trust
1.310% due 05/25/2027 (a)	667	667
1.485% due 11/25/2029 (a)	1,393	1,391
8.250% due 08/25/2030	7,954	8,853
Advanta Revolving Home Equity Loan Trust
1.480% due 01/25/2024 (a)	7,775	7,783
1.360% due 02/25/2025 (a)	4,905	4,901
American Express Master Trust
7.850% due 08/15/2005	220	234
American Stores Corp.
1.875% due 08/30/2004 (a)	20,000	19,872
Ameriquest Mortgage Securities, Inc.
1.430% due 06/15/2030 (a)	675	676
1.410% due 07/15/2030 (a)	1,457	1,459
1.380% due 08/25/2032 (a)	100	100
Amortizing Residential Collateral Trust
1.380% due 06/25/2032 (a)	3,698	3,693
Asset-Backed Securities Corp. Long Beach Home Equity Loan Trust
1.700% due 07/21/2030 (a)	375	376
1.360% due 08/21/2030 (a)	5,347	5,343
1.410% due 08/15/2032	20,110	20,099
Bank One Heloc Trust
1.370% due 04/20/2020 (a)	13,944	13,913
Bayview Financial Acquisition Trust
1.510% due 04/25/2031 (a)	49,178	49,086
1.390% due 07/25/2031 (a)	18,742	18,704
1.490% due 11/25/2031 (a)	2,823	2,821
Bear Stearns Asset-Backed Securities, Inc.
1.610% due 04/25/2032 (a)	3,806	3,768
1.510% due 10/25/2032 (a)	17,191	17,217
1.682% due 10/25/2032 (a)	43,362	43,432
Brazos Student Loan Finance Co.
1.950% due 06/01/2023 (a)	32,201	32,565
1.370% due 12/01/2025 (a)	16,130	16,113
Capital Asset Research Funding LP
6.400% due 12/15/2004	140	142
5.905% due 12/15/2005 (n)	644	638
Champion Home Equity Loan Trust
1.370% due 03/25/2029 (a)	1,055	1,053
1.510% due 09/25/2029 (a)	5,199	5,194
Charming Shoppes Master Trust
1.630% due 08/15/2008 (a)	250	249
Chase Funding Mortgage Loan Asset-Backed Certificates
1.330% due 10/25/2030 (a)	5,269	5,275
Cityscape Home Equity Loan Trust
7.650% due 09/25/2025	153	153
Community Program Loan Trust
4.500% due 10/01/2018	17,802	18,071
4.500% due 04/01/2029	26,000	22,708
Conseco Finance Corp.
7.890% due 07/15/2018	6	6
8.300% due 10/15/2031	2,000	2,108
Conseco Finance Securitizations Corp.
7.800% due 05/15/2020	152	161
3.220% due 09/01/2023	27	27
1.480% due 10/15/2031 (a)	4,361	4,358
7.970% due 05/01/2032	8,300	7,718
8.310% due 05/01/2032	12,400	10,892

29	PIMCO Total Return Fund Semi-Annual Report I 09.30.03 I See accompanying notes

	Principal Amount (000s)	Value (000s)

Countrywide Asset-Backed Certificates
1.340% due 06/25/2031 (a)	$295	$295
1.612% due 05/25/2032 (a)	6,925	6,927
Credit-Based Asset Servicing & Securitization LLC
1.430% due 06/25/2032 (a)	35,583	35,570
Delta Funding Home Equity Loan Trust
1.520% due 09/15/2029 (a)	2,034	2,038
1.430% due 06/15/2030 (a)	6,626	6,636
Denver Arena Trust
6.940% due 11/15/2019	4,065	4,261
Discover Card Master Trust I
6.850% due 07/17/2007	960	1,027
1.485% due 10/16/2013 (a)	400	406
Embarcadero Aircraft Securitization Trust
1.590% due 08/15/2025 (a)	8,200	3,280
EQCC Home Equity Loan Trust
1.270% due 10/15/2027 (a)	269	269
7.448% due 08/25/2030	43	45
Equity One ABS, Inc.
1.390% due 11/25/2032 (a)	158	157
Equivantage Home Equity Loan Trust
6.550% due 10/25/2025	25	25
First Alliance Mortgage Loan Trust
2.500% due 01/25/2025 (a)	148	148
1.490% due 03/20/2031 (a)	7,772	7,783
Firstcity Auto Receivables Trust
7.400% due 12/15/2005	415	417
FMAC Loan Receivables Trust
7.900% due 04/15/2019	20	14
6.500% due 09/15/2020	169	104
6.830% due 09/15/2020	680	57
Freddie Mac
1.240% due 09/15/2026 (a)	4,985	4,989
GE Capital Equipment Lease Trust
6.850% due 05/20/2008 (a)	57	57
GMAC Mortgage Corp. Loan Trust
6.390% due 05/25/2027	5,795	5,888
7.950% due 03/25/2030	4,419	4,633
Green Tree Financial Corp.
6.240% due 11/01/2016	77	75
5.760% due 11/01/2018	127	130
8.300% due 05/15/2026	749	776
7.400% due 06/15/2027	1,340	1,409
6.870% due 02/01/2030	1,650	1,600
6.480% due 12/01/2030	55	54
Green Tree Home Improvement Loan Trust
1.280% due 08/15/2029 (a)	208	208
1.760% due 11/15/2029 (a)	865	865
Green Tree Recreational, Equipment, & Consumables Trust
6.490% due 02/15/2018	4	4
6.180% due 06/15/2019	8,563	8,583
Greenpoint Manufactured Housing
7.270% due 06/15/2029	110	111
HFC Home Equity Loan Asset-Backed Certificates
1.400% due 05/20/2031	1,324	1,324
Home Equity Asset Trust
1.410% due 11/25/2032 (a)	35,351	35,320
Household Mortgage Loan Trust
1.640% due 05/20/2032 (a)	70,044	70,149
IMC Home Equity Loan Trust
7.500% due 04/25/2026	330	330
6.780% due 07/25/2026 (a)	189	188
1.330% due 05/20/2027	23	23
7.520% due 08/20/2028	52	53
7.310% due 11/20/2028	99	103
1.270% due 08/20/2029 (a)	37	37
Impac Secured Assets CMN Owner Trust
7.770% due 07/25/2025 (a)	500	512
Indymac Home Equity Loan Asset-Backed Trust
1.380% due 10/25/2029 (a)	764	766
1.400% due 07/25/2030 (a)	1,311	1,312
Indymac Manufactured Housing Contract
6.170% due 12/25/2011	2,331	2,096
Irwin Home Equity Loan Trust
1.480% due 02/25/2012 (a)	3,090	3,097
1.400% due 06/25/2029 (a)	66,579	66,524
Irwin Low Balance Home Equity Loan Trust
1.485% due 06/25/2021 (a)	5,106	5,111
Long Beach Auto Receivables Trust
6.940% due 09/19/2007	170	171
Long Beach Mortgage Loan Trust
1.390% due 11/25/2009 (a)	37,876	37,929
1.400% due 04/21/2031 (a)	1,945	1,945
Merit Securities Corp.
7.880% due 12/28/2033	34,660	35,256
Merrill Lynch Mortgage Investors, Inc.
1.480% due 04/25/2031 (a)	15,658	15,680
Mesa Trust Asset-Backed Certificates
1.617% due 05/15/2033 (a)	1,859	1,832
Metropolitan Asset Funding, Inc.
1.570% due 04/25/2029 (a)	3,010	3,011
Mid-State Trust
8.330% due 04/01/2030	50,006	54,932
7.340% due 07/01/2035	1,715	1,858
6.340% due 10/15/2036	39,858	41,886
7.791% due 03/15/2038	7,642	8,509
MLCC Mortgage Investors, Inc.
1.490% due 03/15/2025 (a)	216	217
Morgan Stanley Asset-Backed Securities Capital I, Inc.
1.410% due 08/25/2030 (a)	3,969	3,914
Morgan Stanley Dean Witter Capital I, Inc.
1.480% due 07/25/2030 (a)	79	80
1.440% due 07/25/2032 (a)	27,995	27,986
1.530% due 11/25/2032 (a)	14,552	14,581
MPC Natural Gas Funding Trust
6.200% due 03/15/2013 (n)	7,417	8,284
Myra-Pemex Trust
2.187% due 10/20/2006 (a)	190	184
1.922% due 12/23/2006 (a)	642	623
1.942% due 12/23/2006 (a)	3,554	3,447

See accompanying notes I 09.30.03 I PIMCO Total Return Fund Semi-Annual Report	30

Schedule of Investments (Cont.)

September 30, 2003 (Unaudited)

	Principal Amount (000s)	Value (000s)

1.972% due 12/23/2006 (a)	$428	$416
2.000% due 12/23/2006 (a)	2,695	2,615
2.187% due 12/23/2006 (a)	1,621	1,572
New Century Home Equity Loan Trust
7.540% due 06/25/2029	40	42
7.320% due 07/25/2029	42	44
North Carolina State Education Authority
1.440% due 06/01/2009 (a)	3,187	3,187
Novastar Home Equity Loan
1.385% due 04/25/2028 (a)	340	340
NPF XII, Inc.
2.463% due 11/01/2003 (a)(b)(n)	49,000	8,330
Option One Mortgage Loan Trust
1.400% due 06/25/2030 (a)	176	175
1.400% due 09/25/2030 (a)	49	48
Provident Bank Home Equity Loan Trust
1.410% due 06/25/2021 (a)	5,680	5,688
Renaissance Home Equity Loan Trust
1.460% due 08/25/2032 (a)	23,267	23,307
Residential Asset Mortgage Products, Inc.
7.980% due 12/25/2030	5,604	5,833
Residential Funding Mortgage Securities I, Inc.
7.670% due 01/25/2020	529	543
Residential Mortgage Loan Trust
1.860% due 09/25/2029 (a)	144	145
Salomon Brothers Mortgage Securities VII, Inc.
1.390% due 09/25/2028 (a)	9,154	9,141
1.530% due 11/15/2029 (a)	395	395
1.690% due 12/15/2029 (a)	31,002	31,036
1.450% due 02/25/2030 (a)	736	730
1.410% due 03/25/2032 (a)	9,460	9,450
Sand Trust
1.390% due 08/25/2032 (a)	3,781	3,783
Saxon Asset Securities Trust
1.370% due 11/25/2033 (a)	20,867	20,862
SLM Student Loan Trust
1.714% due 10/25/2007 (a)	2,864	2,869
1.714% due 10/25/2010	286	290
1.310% due 04/25/2011 (a)	9,934	9,961
Specialty Underwriting & Residential Finance
1.440% due 06/25/2034 (a)	194	194
UCFC Home Equity Loan
6.755% due 11/15/2023	26	26
6.870% due 07/15/2029	70	74
Vanderbilt Acquisition Loan Trust
3.280% due 01/07/2013	24,142	24,362
WFS Financial Owner Trust
5.180% due 03/20/2009	35	37
WMC Mortgage Loan
1.560% due 10/15/2029 (a)	6,176	6,173
1.450% due 05/15/2030 (a)	5,125	5,127

Total Asset-Backed Securities (Cost $1,182,440)		1,145,597

SOVEREIGN ISSUES 2.6%

Banco Vivienda del Peru
9.980% due 08/01/2008	$550	$643
Banque Centrale De Tunisie
7.375% due 04/25/2012	4,220	4,779
Kingdom of Jordan
6.000% due 12/23/2023	6,350	5,905
Kingdom of Spain
7.000% due 07/19/2005	500	548
Kingdom of Sweden
10.250% due 11/01/2015	500	667
Province of Quebec
1.350% due 06/11/2004 (a)	15,500	15,503
Republic of Brazil
2.125% due 04/15/2006 (a)	163,561	159,881
10.000% due 01/16/2007	4,000	4,294
11.500% due 03/12/2008	31,000	34,177
2.187% due 04/15/2009 (a)	11,732	10,544
11.000% due 01/11/2012	40,320	41,530
2.187% due 04/15/2012 (a)	9,720	7,776
8.000% due 04/15/2014	319,625	293,671
8.875% due 04/15/2024	4,000	3,210
10.125% due 05/15/2027	19,020	17,023
12.250% due 03/06/2030	8,000	8,320
11.000% due 08/17/2040	113,100	106,879
Republic of Panama
8.250% due 04/22/2008	63,450	70,429
9.625% due 02/08/2011	21,000	23,985
9.375% due 07/23/2012	54,060	61,344
10.750% due 05/15/2020	6,500	7,784
9.375% due 01/16/2023	44,520	48,082
8.875% due 09/30/2027	29,750	30,791
Republic of Peru
9.125% due 01/15/2008	15,300	17,901
9.125% due 02/21/2012	128,900	144,046
9.875% due 02/06/2015	8,500	9,881
4.500% due 03/07/2017	11,000	9,598
5.000% due 03/07/2017	12,925	11,875
Republic of South Africa
1.752% due 03/26/2009 (n)	2,000	1,971
9.125% due 05/19/2009	33,475	41,132
7.375% due 04/25/2012	40,325	45,971
State of Qatar
2.330% due 02/18/2004 (a)	1,183	1,187
United Mexican States
10.375% due 02/17/2009	42	54
9.875% due 02/01/2010	23,900	30,413
8.375% due 01/14/2011	23,148	27,555
7.500% due 01/14/2012	9,160	10,383
6.375% due 01/16/2013	97,275	102,868
6.625% due 03/03/2015	27,000	28,431
11.375% due 09/15/2016	35,550	51,162
8.125% due 12/30/2019	6,700	7,588
8.000% due 09/24/2022	54,115	59,797
8.300% due 08/15/2031	339,435	386,277

31	PIMCO Total Return Fund Semi-Annual Report I 09.30.03 I See accompanying notes

	Principal Amount (000s)		Value (000s)

United Mexican States Value Recovery Right
0.000% due 06/30/2004 (a)		$189,819	$2,610
0.000% due 06/30/2005 (a)		189,819	712
0.000% due 06/30/2006 (a)		111,710	140
0.000% due 06/30/2007 (a)		111,710	84

Total Sovereign Issues (Cost $1,724,400)			1,949,401

FOREIGN CURRENCY-DENOMINATED ISSUES (l)(m) 1.2%

AT&T Corp.
4.381% due 11/21/2003 (a)	EC	1,400	1,639
Banque Centrale De Tunisie
7.500% due 08/06/2009 (a)		2,300	2,994
Canadian Treasury Bill
3.000% due 08/12/2004	C$	470,000	340,509
Commonwealth of Canada
6.000% due 06/01/2008		100,000	81,263
4.250% due 12/01/2026		16,369	14,577
8.000% due 06/01/2027		50,000	51,325
4.000% due 12/01/2031		11,224	9,806
Commonwealth of New Zealand
4.500% due 02/15/2016	N$	81,500	60,486
El Paso Corp.
5.750% due 03/14/2006	EC	12,000	12,437
7.125% due 05/06/2009		63,300	62,659
General Motors Corp.
8.375% due 07/05/2033		10,900	13,213
Halifax Group Euro Finance
7.627% due 12/29/2049		14,700	20,491
KBC Bank Fund Trust IV
8.220% due 11/29/2049		5,000	6,949
Lloyds TSB Capital I
7.375% due 02/07/2049 (a)		26,000	35,581
Royal Bank of Scotland PLC
6.770% due 03/31/2049		107,300	132,443
Tyco International Group S.A.
4.375% due 11/19/2004		31,500	36,775
United Kingdom Gilt
5.000% due 03/07/2012	BP	50	86
United Mexican States
6.750% due 06/06/2006	JY	2,000,000	20,114
7.500% due 03/08/2010	EC	5,000	6,586

Total Foreign Currency-Denominated Issues (Cost $802,393)			909,933

PURCHASED PUT OPTIONS 0.0%

Harborview Mortgage Loan Trust (OTC)
7.470% due 08/19/2030
Strike @ 100.000
Exp. 05/01/2005		$22,975	0

PNC Mortgage Securities Corp. (OTC)
7.310% due 05/25/2040
Strike @ 100.000
Exp. 04/01/2005		6,700	0

Total Purchased Put Options (Cost $0)			0

CONVERTIBLE BONDS & NOTES 0.1%

Banking & Finance 0.1%
Verizon Global Funding Corp.
0.000% due 05/15/2021		63,100	38,018

Industrials 0.0%
Enron Corp.
0.000% due 02/07/2021 (b)		17,999	2,250

Total Convertible Bonds & Notes (Cost $47,622)			40,268

PREFERRED SECURITY 0.5%
	Shares

DG Funding Trust
3.410% due 12/29/2049 (a)		35,290	370,545

Total Preferred Security (Cost $352,947)			370,545

PREFERRED STOCK 0.1%
Centaur Funding Corp.
9.080% due 04/21/2020		125	152
CSC Holdings, Inc.
11.125% due 04/01/2008		27,035	2,832
Fortis Amev NV
3.860% due 12/31/2049 (a)		85	11,475
3.870% due 12/31/2049 (a)		86	11,610
Home Ownership Funding
8.125% due 12/31/2049		5,625	3,017
Northern Rock PLC
8.000% due 12/31/2049		260,000	6,721

Total Preferred Stock (Cost $33,592)			35,807

SHORT-TERM INSTRUMENTS 40.3%

	Principal Amount (000s)

Certificates of Deposit 0.7%
Wells Fargo Bank, N.A.
1.070% due 10/06/2003		$215,000	215,000
1.070% due 10/07/2003		32,300	32,300
1.060% due 10/14/2003		41,400	41,400
1.060% due 10/23/2003		247,000	247,000

			535,700

See accompanying notes I 09.30.03 I PIMCO Total Return Fund Semi-Annual Report	32

Schedule of Investments (Cont.)

September 30, 2003 (Unaudited)

	Principal Amount (000s)	Value (000s)

Commercial Paper 37.5%
Alcon Capital Corp.
1.060% due 12/09/2003	$52,842	$52,733
Anz (Delaware), Inc.
1.020% due 10/02/2003	300,000	299,991
1.025% due 10/02/2003	12,000	12,000
1.030% due 10/06/2003	1,000	1,000
1.030% due 10/08/2003	144,300	145,071
Barclays U.S. Funding Corp.
1.040% due 11/19/2003	8,000	7,989
CBA (de) Finance
1.060% due 10/03/2003	12,500	12,499
1.030% due 10/07/2003	93,000	92,984
1.050% due 10/07/2003	400	400
1.050% due 10/16/2003	3,700	3,698
1.060% due 10/31/2003	19,000	18,983
Danske Corp.
1.020% due 10/09/2003	2,200	2,199
1.030% due 10/15/2003	18,300	18,293
1.035% due 10/17/2003	9,300	9,296
1.055% due 11/12/2003	3,000	2,996
1.060% due 11/12/2003	27,000	26,967
1.065% due 11/12/2003	16,100	16,080
1.070% due 11/12/2003	5,000	4,994
1.070% due 12/05/2003	300	299
1.065% due 12/08/2003	1,100	1,098
1.060% due 12/10/2003	1,200	1,197
1.065% due 12/10/2003	191,560	191,156
1.070% due 12/10/2003	10,320	10,298
1.065% due 12/11/2003	9,900	9,879
1.060% due 12/16/2003	16,200	16,163
1.065% due 12/16/2003	13,400	13,369
1.070% due 12/16/2003	6,100	6,086
1.060% due 12/19/2003	21,700	21,648
1.065% due 12/22/2003	10,600	10,574
E.I. du Pont de Nemours & Co.
1.050% due 11/17/2003	3,400	3,395
1.060% due 11/17/2003	5,400	5,393
1.050% due 12/02/2003	7,800	7,785
1.060% due 12/04/2003	6,300	6,288
Eksportfinans A.S.A.
1.050% due 10/22/2003	80,000	79,951
Fannie Mae
1.040% due 10/01/2003	12,427	12,427
1.050% due 10/01/2003	511,400	511,400
1.050% due 10/02/2003	101,187	101,184
1.060% due 10/02/2003	216,000	215,994
1.010% due 10/08/2003	318,700	318,639
1.000% due 10/15/2003	455,400	455,223
1.010% due 10/15/2003	824,900	824,588
1.015% due 10/15/2003	11,000	10,996
1.140% due 10/15/2003	590,700	590,438
1.020% due 10/22/2003	300,000	299,821
1.025% due 10/22/2003	24,300	24,285
1.030% due 10/22/2003	79,200	79,152
1.035% due 10/22/2003	36,460	36,438
1.040% due 10/22/2003	48,650	48,620
1.060% due 10/22/2003	1,300	1,299
1.130% due 10/24/2003	3,600	3,597
1.030% due 10/29/2003	4,000	3,997
1.045% due 10/29/2003	469,200	468,819
1.050% due 10/29/2003	11,200	11,191
1.055% due 10/29/2003	260,455	260,241
1.060% due 10/29/2003	14,300	14,288
1.065% due 10/29/2003	7,200	7,194
1.010% due 10/30/2003	96,000	95,931
1.045% due 10/30/2003	3,721	3,718
1.010% due 10/31/2003	15,100	15,088
1.060% due 10/31/2003	89,100	89,021
1.100% due 10/31/2003	100,000	99,908
1.010% due 11/05/2003	109,900	109,795
1.050% due 11/05/2003	51,600	51,547
1.055% due 11/05/2003	181,840	181,653
1.065% due 11/05/2003	50,700	50,648
1.067% due 11/05/2003	79,500	79,417
1.070% due 11/05/2003	10,600	10,589
1.150% due 11/05/2003	80,000	79,911
1.030% due 11/12/2003	14,062	14,045
1.065% due 11/12/2003	15,200	15,181
1.070% due 11/12/2003	274,200	273,858
1.075% due 11/12/2003	25,700	25,668
1.110% due 11/12/2003	380,600	380,107
1.010% due 11/13/2003	6,800	6,792
1.070% due 11/13/2003	1,250	1,248
1.010% due 11/14/2003	203,480	203,238
1.010% due 11/17/2003	5,000	4,993
1.060% due 11/17/2003	96,100	95,967
1.010% due 11/18/2003	5,000	4,993
1.010% due 11/19/2003	394,700	394,171
1.020% due 11/19/2003	1,400	1,398
1.035% due 11/19/2003	104,000	103,853
1.055% due 11/19/2003	27,400	27,361
1.060% due 11/19/2003	62,900	62,809
1.062% due 11/19/2003	11,300	11,284
1.070% due 11/19/2003	11,951	11,934
1.010% due 11/20/2003	263,000	262,640
1.040% due 11/21/2003	37,227	37,172
1.070% due 11/25/2003	718,200	717,026
1.030% due 11/26/2003	59,700	59,604
1.070% due 11/26/2003	18,046	18,016
1.075% due 11/26/2003	92,500	92,345
1.080% due 11/26/2003	330,600	330,045
1.140% due 11/26/2003	150,000	149,734
1.080% due 11/28/2003	200,000	199,652
1.050% due 12/02/2003	13,300	13,275
1.070% due 12/02/2003	315,900	315,312
1.035% due 12/03/2003	1,000,000	998,110
1.050% due 12/03/2003	8,805	8,788
1.055% due 12/03/2003	130,500	130,253

33	PIMCO Total Return Fund Semi-Annual Report I 09.30.03 I See accompanying notes

	Principal Amount (000s)	Value (000s)

1.060% due 12/03/2003	$400	$399
1.065% due 12/03/2003	6,500	6,488
1.070% due 12/03/2003	1,000	998
1.075% due 12/03/2003	31,100	31,041
1.080% due 12/03/2003	130,700	130,453
1.080% due 12/04/2003	450,400	449,535
1.080% due 12/09/2003	116,200	115,959
1.045% due 12/10/2003	74,800	74,642
1.055% due 12/10/2003	318,200	317,529
1.070% due 12/10/2003	194,000	193,591
1.110% due 12/10/2003	899,600	897,702
1.050% due 12/11/2003	1,800	1,796
1.108% due 12/11/2003	700	699
1.110% due 12/11/2003	235,700	235,196
1.010% due 12/15/2003	3,500	3,492
1.050% due 12/15/2003	5,300	5,288
1.060% due 12/15/2003	50,200	50,087
1.070% due 12/15/2003	25,000	24,943
1.075% due 12/15/2003	650	649
1.075% due 12/16/2003	3,100	3,093
1.010% due 12/17/2003	83,842	83,647
1.050% due 12/17/2003	842,500	840,545
1.051% due 12/17/2003	321,700	320,954
1.055% due 12/17/2003	319,900	319,158
1.060% due 12/17/2003	15,000	14,965
1.010% due 12/24/2003	378,900	377,938
1.100% due 01/07/2004	15,900	15,853
1.070% due 01/20/2004	6,050	6,030
1.070% due 01/21/2004	4,441	4,426
1.075% due 01/30/2004	246,500	245,593
1.080% due 02/02/2004	68,200	67,942
1.110% due 02/11/2004	52,134	51,922
1.080% due 02/18/2004	10,100	10,057
1.130% due 02/18/2004	8,384	8,348
1.135% due 02/18/2004	29,321	29,196
1.080% due 02/19/2004	619,100	616,432
1.080% due 02/23/2004	131,200	130,619
1.080% due 02/24/2004	67,000	66,701
1.115% due 02/25/2004	30,400	30,264
1.130% due 02/25/2004	14,800	14,734
1.135% due 02/25/2004	86,768	86,378
1.100% due 03/03/2004	261,136	259,906
1.135% due 03/03/2004	15,300	15,228
1.137% due 03/03/2004	57,000	56,732
1.090% due 03/05/2004	450	448
1.075% due 03/10/2004	35,400	35,225
1.080% due 03/10/2004	4,150	4,130
1.085% due 03/10/2004	51,900	51,644
1.075% due 03/17/2004	32,805	32,636
1.080% due 03/17/2004	313,350	311,736
1.090% due 03/17/2004	166,623	165,765
1.070% due 03/24/2004	5,945	5,913
1.080% due 03/24/2004	30,676	30,511
1.085% due 03/24/2004	272,500	271,037
1.089% due 03/24/2004	316,900	315,198
1.090% due 03/24/2004	231,100	229,859
Federal Home Loan Bank
1.010% due 10/01/2003	50,000	50,000
1.050% due 10/01/2003	26,000	26,000
1.010% due 10/03/2003	800	800
1.010% due 10/08/2003	690,300	690,167
1.010% due 10/10/2003	381,600	381,506
1.040% due 10/10/2003	20,800	20,795
1.000% due 10/15/2003	109,100	109,058
1.005% due 10/15/2003	165,800	165,735
1.010% due 10/15/2003	52,200	52,180
1.000% due 10/17/2003	74,000	73,967
1.004% due 10/17/2003	176,000	175,921
1.014% due 10/22/2003	40,000	39,976
1.020% due 10/22/2003	16,800	16,790
1.045% due 10/29/2003	27,000	26,978
1.150% due 10/29/2003	56,350	56,300
1.060% due 10/31/2003	191,200	191,031
1.135% due 10/31/2003	3,900	3,896
1.170% due 10/31/2003	26,660	26,634
1.010% due 11/05/2003	100	100
1.040% due 11/05/2003	10,000	9,990
1.130% due 11/05/2003	41,700	41,654
1.135% due 11/05/2003	500	499
1.154% due 11/05/2003	277,000	276,689
1.040% due 11/07/2003	8,400	8,391
1.135% due 11/07/2003	500,000	499,417
1.140% due 11/07/2003	44,900	44,847
1.055% due 11/12/2003	133,300	133,136
1.057% due 11/12/2003	294,200	293,837
1.020% due 11/14/2003	3,000	2,996
1.045% due 11/14/2003	3,400	3,396
1.144% due 11/14/2003	421,000	420,411
1.040% due 11/17/2003	7,500	7,490
1.140% due 11/17/2003	11,200	11,183
1.025% due 12/05/2003	4,100	4,092
1.140% due 12/10/2003	100,000	99,789
1.020% due 12/12/2003	4,500	4,490
1.075% due 03/10/2004	14,000	13,931
1.075% due 03/12/2004	1,900	1,891
1.075% due 03/17/2004	23,800	23,677
1.065% due 03/19/2004	8,500	8,456
1.074% due 03/24/2004	205,000	203,899
1.080% due 03/26/2004	600	597
Freddie Mac
1.130% due 10/20/2003	47,000	46,972
1.135% due 10/29/2003	110,500	110,402
1.075% due 10/30/2003	24,300	24,279
1.135% due 10/30/2003	5,321	5,316
1.140% due 11/03/2003	52,430	52,375
1.130% due 11/06/2003	314,600	314,244
1.135% due 11/06/2003	61,909	61,839
1.150% due 11/06/2003	88,200	88,099
1.095% due 11/21/2003	30,800	30,752
1.100% due 12/01/2003	155,500	155,215

See accompanying notes I 09.30.03 I PIMCO Total Return Fund Semi-Annual Report	34

Schedule of Investments (Cont.)

September 30, 2003 (Unaudited)

	Principal Amount (000s)	Value (000s)

1.130% due 12/04/2003	$160,000	$159,693
1.060% due 12/18/2003	3,100	3,093
General Electric Capital Corp.
1.030% due 10/20/2003	1,600	1,599
1.030% due 11/12/2003	4,900	4,894
1.030% due 11/13/2003	8,300	8,290
1.050% due 11/13/2003	1,500	1,498
1.060% due 11/13/2003	1,500	1,498
1.070% due 11/13/2003	3,500	3,496
1.050% due 11/19/2003	5,500	5,492
1.070% due 12/02/2003	37,650	37,580
1.100% due 12/04/2003	44,500	44,415
1.090% due 12/09/2003	6,200	6,187
1.060% due 12/10/2003	750	748
1.090% due 12/10/2003	27,200	27,143
1.020% due 12/16/2003	45,000	44,897
1.070% due 12/16/2003	36,500	36,416
1.060% due 12/18/2003	6,700	6,684
1.120% due 01/21/2004	7,100	7,076
General Electric Co.
1.070% due 11/06/2003	38,300	38,259
HBOS Treasury Services PLC
1.030% due 10/14/2003	5,800	5,798
1.030% due 10/21/2003	3,300	3,298
1.035% due 10/23/2003	12,100	12,092
1.070% due 11/04/2003	400	400
1.060% due 11/10/2003	24,600	24,571
1.060% due 11/14/2003	300	300
1.075% due 11/19/2003	10,000	9,985
1.080% due 11/20/2003	4,300	4,294
1.075% due 11/21/2003	12,200	12,181
1.065% due 11/24/2003	12,900	12,879
1.080% due 11/24/2003	400	399
1.070% due 11/25/2003	11,450	11,431
1.070% due 12/02/2003	7,300	7,286
1.085% due 12/03/2003	18,700	18,665
1.070% due 12/05/2003	8,400	8,384
1.085% due 12/05/2003	29,500	29,442
1.070% due 12/09/2003	32,800	32,732
1.090% due 12/09/2003	19,300	19,260
1.060% due 12/10/2003	3,000	2,994
1.070% due 12/10/2003	47,500	47,400
1.075% due 12/10/2003	52,500	52,389
1.070% due 12/11/2003	37,876	37,795
1.075% due 12/11/2003	33,440	33,368
1.070% due 12/12/2003	10,625	10,602
1.070% due 12/15/2003	21,800	21,751
1.060% due 12/18/2003	10,200	10,176
1.065% due 12/19/2003	4,900	4,888
1.070% due 12/22/2003	9,800	9,776
1.065% due 12/23/2003	1,500	1,496
1.070% due 12/23/2003	64,975	64,812
1.100% due 01/15/2004	43,500	43,360
1.105% due 01/22/2004	142,400	141,910
1.105% due 01/23/2004	9,600	9,567
KFW International Finance, Inc.
1.050% due 11/07/2003	47,700	47,649
1.060% due 12/23/2003	19,600	19,551
Kraft Foods, Inc.
2.080% due 02/27/2004 (a)	200	200
Rabobank Nederland NV
1.110% due 10/01/2003	601,800	601,800
1.030% due 10/21/2003	5,100	5,097
1.070% due 11/28/2003	13,300	13,277
1.075% due 12/02/2003	4,700	4,691
Republic of Italy
1.175% due 10/22/2003	1,700	1,699
Royal Bank of Scotland PLC
1.020% due 10/15/2003	20,200	20,192
1.020% due 10/16/2003	6,500	6,497
1.055% due 11/03/2003	6,900	6,893
1.060% due 11/04/2003	1,200	1,199
1.060% due 12/15/2003	1,300	1,297
1.065% due 12/15/2003	26,100	26,041
1.055% due 12/16/2003	62,900	62,756
1.085% due 01/20/2004	17,800	17,740
Shell Finance (UK) PLC
1.050% due 11/13/2003	12,500	12,484
1.050% due 12/08/2003	3,000	2,994
1.060% due 12/09/2003	92,900	92,708
1.100% due 03/16/2004	22,400	22,285
Toyota Mortor Credit Corp.
1.040% due 11/04/2003	4,400	4,396
UBS Finance, Inc.
1.110% due 10/01/2003	531,500	531,500
1.020% due 10/07/2003	13,200	13,198
1.025% due 10/09/2003	205,600	205,553
1.015% due 11/05/2003	500,000	499,507
Westpac Capital Corp.
1.020% due 11/07/2003	300	300
1.030% due 12/03/2003	60,000	59,887
1.085% due 01/28/2004	16,400	16,341
1.090% due 01/28/2004	2,900	2,890
Westpac Trust Securities NZ Ltd.
1.020% due 10/07/2003	5,000	4,999
1.040% due 11/07/2003	4,600	4,595
1.070% due 11/07/2003	3,750	3,746
1.020% due 11/12/2003	79,900	79,805
1.030% due 11/12/2003	4,300	4,295
1.070% due 12/02/2003	7,100	7,087
1.080% due 12/05/2003	12,500	12,476
1.090% due 12/19/2003	1,700	1,696
1.085% due 01/28/2004	11,400	11,359

		27,609,335

35	PIMCO Total Return Fund Semi-Annual Report I 09.30.03 I See accompanying notes

	Principal Amount (000s)	Value (000s)

Repurchase Agreements 0.6%
State Street Bank
0.800% due 10/01/2003 (Dated 09/30/2003. Collateralized by Freddie Mac 3.875% due 02/15/2005 valued at $76,504, 3.250% due 11/15/2004 valued at $153,031 and Fannie Mae 1.875% due 01/15/2005 valued at $178,529. Repurchase proceeds are $400,009.)	$400,000	$400,000

Credit Suisse First Boston
0.920% due 10/01/2003 (Dated 09/30/2003. Collateralized by U.S. Treasury Bonds 8.750% due 05/15/2020 valued at $2,159. Repurchase proceeds are $2,100.)	2,100	2,100

U.S. Treasury Bills 1.5%

1.009% due 12/04/2003 - 12/18/2003 (e)(g)(j)	1,138,395	1,135,939

Total Short-Term Instruments (Cost $29,683,134)		29,683,074

Total Investments 110.8% (Cost $80,375,966)		81,617,381

Written Options (h) (0.2%) (Premiums $139,667)		(128,762)
Other Assets and Liabilities
(Net) (10.6%)		(7,813,745)

Net Assets 100.0%		$73,674,874

Notes to Schedule of Investments

(amounts in thousands, except number of contracts):

(a)	Variable rate security. The rate listed is as of September 30, 2003.

(b)	Security is in default.

(c)	Restricted securities as of September 30, 2003:

Issuer Description	Acquisition Date	Cost as of September 30, 2003	Market Value as of September 30, 2003	Market Value as Percentage of Net Assets

Delta Air Lines Equipment Trust	04/08/1993	$7,733	$3,669	0.00%
DLJ Mortgage Acceptance Corp.	07/21/1992	2,292	2,261	0.00
First Interstate Bancorp	01/04/1990	68	70	0.00
First Interstate Bancorp	01/04/1990	4	4	0.00
Goldman Sachs Mortgage Corp.	06/24/1993	5,528	6,094	0.01
Mazda Manufacturing Corp.	03/31/1992 - 08/30/1993	1,614	1,655	0.00
United Telecom, Inc.	09/22/2003	735	768	0.00
United Telephone Company of the Northwest	05/02/2002	2,607	3,013	0.00
Wilmington Trust Co.	05/01/1995	11,980	5,685	0.01
Wilmington Trust Co.	03/31/1992 - 08/30/1993	347	363	0.00
Wilmington Trust Co.	08/23/1994	5,269	2,566	0.00
Wilmington Trust Co. - Tucson Electric	03/28/2001	6,615	3,062	0.00

		$44,792	$29,210	0.02%

See accompanying notes I 09.30.03 I PIMCO Total Return Fund Semi-Annual Report	36

Schedule of Investments (Cont.)

September 30, 2003 (Unaudited)

(d)	Security, or a portion thereof, has been purchased on a delayed delivery basis. The aggregate payable and market value for all securities purchased on a delayed delivery basis was $10,666 and $10,148, respectively, as of September 30, 2003.

(e)	Securities are grouped by coupon or range of coupons and represent a range of maturities.

(f)	Principal amount of security is adjusted for inflation.

(g)	Securities with an aggregate market value of $958,142 have been segregated with the custodian to cover margin requirements for the following open futures contracts at September 30, 2003:

Type	# of Contracts	Unrealized Appreciation/ (Depreciation)

Euribor Purchased Put Options
Strike @ 95.500 (12/2003) - Long	14,000	$(188)
Euribor Purchased Put Options
Strike @ 95.375 (12/2003) - Long	1,000	(13)
Euribor Purchased Put Options
Strike @ 97.125 (12/2003) - Long	24,920	(372)
Euribor Written Put Options
Strike @ 96.500 (12/2003) - Short	4,070	3,307
Euribor Written Put Options
Strike @ 96.750 (12/2003) - Short	4,294	4,222
Euribor Written Put Options
Strike @ 97.375 (12/2003) - Short	3,963	3,114
Euribor Written Put Options
Strike @ 97.500 (12/2003) - Short	12,081	8,970
Euribor Written Put Options
Strike @ 97.500 (03/2004) - Short	3,946	2,901
Eurodollar March Futures (03/2004) - Long	3,936	6,253
Eurodollar June Futures (06/2004) - Long	483	900
Eurodollar September Futures (09/2004) - Long	16,898	35,635
Eurodollar December Futures (12/2004) - Long	20,962	32,970
Eurodollar March Futures (03/2005) - Long	16,192	25,019
Eurodollar June Futures (06/2005) - Long	16,192	24,488
Eurodollar September Futures (09/2005) - Long	7,263	4,340
United Kingdom 90-Day LIBOR Futures (12/2003) - Long	1,828	(2,110)
United Kingdom 90-Day LIBOR Futures (03/2004) - Long	6,501	(4,378)
United Kingdom 90-Day LIBOR Futures (06/2004) - Long	2,591	789
United Kingdom 90-Day LIBOR Futures (09/2004) - Long	2,410	(2,564)
United Kingdom 90-Day LIBOR Futures (12/2004) - Long	4,222	(4,315)
U.S. Treasury 2-Year Note (12/2003) - Long	484	336
U.S. Treasury 5-Year Note (12/2003) - Long	50,378	182,953
U.S. Treasury 10-Year Note (12/2003) - Long	81,002	423,194
U.S Treasury 30-Year Note (12/2003) - Short	6,834	(33,898)

		$711,553

(h)	Premiums received on written options:

Type	# of Contracts	Premium	Value

Call - CME Eurodollar March Futures
Strike @ 98.500
Exp. 03/15/2004	1,114	$554	$1,037
Put - CME Eurodollar March Futures
Strike @ 97.250
Exp. 03/15/2004	557	444	7
Put - CME Eurodollar March Futures
Strike @ 97.750
Exp. 03/15/2004	3,642	2,174	91
Put - CME Eurodollar June Futures
Strike @ 98.000
Exp. 06/14/2004	22,340	15,223	4,468
Put - CME Eurodollar December Futures
Strike @ 98.000
Exp. 12/15/2003	10,918	5,925	68
Call - CBOT U.S. Treasury Note December Futures
Strike @ 114.000
Exp. 11/22/2003	18,678	12,364	35,021

		$36,684	$40,692

Type	Notional Amount	Premium	Value

Put - OTC 7-Year Interest Rate Swap
Counterparty: Bank of America, N.A.
Strike @ 6.000%*
Exp. 10/19/2004	$272,800	$11,020	$2,791
Call - OTC 7-Year Interest Rate Swap
Counterparty: Bank of America, N.A.
Strike @ 6.000%**
Exp. 10/19/2004	272,800	11,361	26,714
Put - OTC 7-Year Interest Rate Swap
Counterparty: Morgan Stanley Dean Witter & Co.
Strike @ 6.700%*
Exp. 11/02/2004	400,000	13,710	2,381

37	PIMCO Total Return Fund Semi-Annual Report I 09.30.03 I See accompanying notes

Call - OTC 7-Year Interest Rate Swap
Counterparty: Bank of America, N.A.
Strike @ 5.200%**
Exp. 11/02/2004	$25,200	$791	$1,499
Put - OTC 7-Year Interest Rate Swap
Counterparty: Bank of America, N.A.
Strike @ 6.700%*
Exp. 11/02/2004	185,200	5,978	1,102
Put - OTC 7-Year Interest Rate Swap
Counterparty: Goldman Sachs & Co.
Strike @ 6.000%*
Exp. 10/19/2004	135,500	5,468	1,386
Call - OTC 7-Year Interest Rate Swap
Counterparty: Goldman Sachs & Co.
Strike @ 6.000%**
Exp. 10/19/2004	135,500	5,468	13,269
Put - OTC 7-Year Interest Rate Swap
Counterparty: Bank of America, N.A.
Strike @ 7.000%*
Exp. 01/07/2005	76,300	2,888	490
Call - OTC 7-Year Interest Rate Swap
Counterparty: Bank of America, N.A.
Strike @ 5.500%**
Exp. 01/07/2005	76,300	1,593	5,295
Call - OTC 7-Year Interest Rate Swap
Counterparty: Goldman Sachs & Co.
Strike @ 5.500%**
Exp. 01/07/2005	93,100	2,367	6,461
Put - OTC 7-Year Interest Rate Swap
Counterparty: Goldman Sachs & Co.
Strike @ 7.000%*
Exp. 01/07/2005	94,100	3,102	604
Put - OTC 7-Year Interest Rate Swap
Counterparty: Merrill Lynch & Co., Inc.
Strike @ 6.000%*
Exp. 09/23/2005	700	12	18
Call - OTC 7-Year Interest Rate Swap
Counterparty: Merrill Lynch & Co., Inc.
Strike @ 4.000%**
Exp. 09/23/2005	700	20	11
Put - OTC 7-Year Interest Rate Swap
Counterparty: Goldman Sachs & Co.
Strike @ 7.000%*
Exp. 10/31/2005	500	5	7
Call - OTC 7-Year Interest Rate Swap
Counterparty: Goldman Sachs & Co.
Strike @ 4.000%**
Exp. 10/31/2005	500	14	8
Call - OTC 5-Year Interest Rate Swap
Counterparty: Merrill Lynch & Co., Inc.
Strike @ 3.000%**
Exp. 11/12/2003	500	8	1
Call - OTC 5-Year Interest Rate Swap
Counterparty: J.P. Morgan Chase & Co.
Strike @ 3.000%**
Exp. 11/12/2003	1,000	16	3
Call - OTC 5-Year Interest Rate Swap
Counterparty: Lehman Brothers, Inc.
Strike @ 3.000%**
Exp. 11/12/2003	300	5	1
Call - OTC 5-Year Interest Rate Swap
Counterparty: J.P. Morgan Chase & Co.
Strike @ 3.500%**
Exp. 12/15/2003	239,000	2,521	3,476
Call - OTC 5-Year Interest Rate Swap
Counterparty: J.P. Morgan Chase & Co.
Strike @ 3.500%**
Exp. 12/16/2003	458,300	4,927	6,675
Call - OTC 7-Year Interest Rate Swap
Counterparty: Goldman Sachs & Co.
Strike @ 4.000%**
Exp. 01/07/2005	500	17	9
Call - OTC 7-Year Interest Rate Swap
Counterparty: Lehman Brothers, Inc.
Strike @ 4.000%**
Exp. 01/07/2005	500	17	9
Put - OTC 7-Year Interest Rate Swap
Counterparty: Goldman Sachs & Co.
Strike @ 5.500%*
Exp. 12/17/2003	234,900	3,351	97
Call - OTC 7-Year Interest Rate Swap
Counterparty: J.P. Morgan Chase & Co.
Strike @ 3.500%**
Exp. 12/17/2003	391,400	3,613	1,913
Put - OTC 7-Year Interest Rate Swap
Counterparty: Merrill Lynch & Co., Inc.
Strike @ 5.500%*
Exp. 12/17/2003	77,500	1,323	32
Call - OTC 7-Year Interest Rate Swap
Counterparty: Merrill Lynch & Co., Inc.
Strike @ 3.500%**
Exp. 12/17/2003	77,500	574	379
Call - OTC 10-Year Interest Rate Swap
Counterparty: Lehman Brothers, Inc.
Strike @ 4.000%**
Exp. 03/03/2004	300,000	4,535	2,937

See accompanying notes I 09.30.03 I PIMCO Total Return Fund Semi-Annual Report	38

Schedule of Investments (Cont.)

September 30, 2003 (Unaudited)

Call - OTC 10-Year Interest Rate Swap
Counterparty: J.P. Morgan Chase & Co.
Strike @ 4.000%**
Exp. 03/03/2004	$294,200	$4,868	$2,881
Call - OTC 10-Year Interest Rate Swap
Counterparty: Bank of America, N.A.
Strike @ 4.000%**
Exp. 03/03/2004	5,300	115	52
Call - OTC 10-Year Interest Rate Swap
Counterparty: Bear Stearns International Ltd.
Strike @ 4.000%**
Exp. 03/03/2004	335,000	6,572	3,280
Call - OTC 5-Year Interest Rate Swap
Counterparty: Goldman Sachs & Co.
Strike @ 3.250%**
Exp. 03/03/2004	101,700	1,562	1,017
Call - OTC 5-Year Interest Rate Swap
Counterparty: Lehman Brothers, Inc.
Strike @ 3.250%**
Exp. 03/03/2004	236,200	3,832	2,361
Call - OTC 10-Year Interest Rate Swap
Counterparty: Goldman Sachs & Co.
Strike @ 4.000%**
Exp. 03/03/2004	93,000	1,330	911

		$102,983	$88,070

*	The Fund will pay a floating rate based on 3-month LIBOR.
**	The Fund will receive a floating rate based on 3-month LIBOR.

(i)	Swap agreements outstanding at September 30, 2003:

Type	Notional Amount		Unrealized Appreciation/ (Depreciation)

Receive a fixed rate equal to 4.000% and pay floating rate based on 6-month BP-LIBOR.
Counterparty: Morgan Stanley Dean Witter & Co. Exp. 03/01/2005	BP	1,691,970	$(12,592)
Receive a fixed rate equal to 4.000% and pay floating rate based on 6-month BP-LIBOR.
Counterparty: Morgan Stanley Dean Witter & Co. Exp. 09/01/2005		758,400	(7,330)
Receive a fixed rate equal to 4.000% and pay floating rate based on 6-month BP-LIBOR.
Counterparty: J.P. Morgan Chase & Co. Exp. 09/01/2005		1,141,300	(11,400)
Receive floating rate based on 6-month BP-LIBOR and pay a fixed rate equal to 5.000%.
Counterparty: UBS Warburg LLC Exp. 03/01/2017		77,300	(790)
Receive floating rate based on 6-month BP-LIBOR and pay a fixed rate equal to 5.000%.
Counterparty: Morgan Stanley Dean Witter & Co. Exp. 03/01/2017		5,800	40
Receive floating rate based on 6-month BP-LIBOR and pay a fixed rate equal to 5.000%.
Counterparty: J.P. Morgan Chase & Co. Exp. 03/01/2017		38,100	(360)
Receive floating rate based on 6-month BP-LIBOR and pay a fixed rate equal to 5.000%.
Counterparty: Goldman Sachs & Co. Exp. 03/01/2017		336,300	(909)
Receive floating rate based on 6-month BP-LIBOR and pay a fixed rate equal to 5.000%.
Counterparty: J.P. Morgan Chase & Co. Exp. 03/01/2032		134,100	2,491
Receive floating rate based on 6-month BP-LIBOR and pay a fixed rate equal to 5.000%.
Counterparty: UBS Warburg LLC Exp. 03/01/2032		96,900	927
Receive a fixed rate equal to 6.000% and pay floating rate based on 6-month EC-LIBOR.
Counterparty: J.P. Morgan Chase & Co. Exp. 03/01/2017	EC	62,000	1,096
Receive a fixed rate equal to 6.000% and pay floating rate based on 6-month EC-LIBOR.
Counterparty: J.P. Morgan Chase & Co. Exp. 03/01/2032		243,700	1,468
Receive a fixed rate equal to 6.000% and pay floating rate based on 6-month EC-LIBOR.
Counterparty: Goldman Sachs & Co. Exp. 03/01/2017		660,700	10,671
Receive a fixed rate equal to 6.000% and pay floating rate based on 6-month EC-LIBOR.
Counterparty: UBS Warburg LLC Exp. 03/01/2032		159,900	67
Receive floating rate based on 6-month JY-LIBOR and pay a fixed rate equal to 1.070%.
Counterparty: Morgan Stanley Dean Witter & Co. Exp. 06/02/2012	JY	10,830,000	3,438
Receive a fixed rate equal to 0.215% and the Fund will pay to the counterparty at par in the event of default of Freddie Mac 5.750% due 04/15/2008.
Counterparty: Morgan Stanley Dean Witter & Co. Exp. 02/02/2007		$103,300	(50)

39	PIMCO Total Return Fund Semi-Annual Report I 09.30.03 I See accompanying notes

Receive a fixed rate equal to 0.350% and the Fund will pay to the counterparty at par in the event of default of General Electric Capital Corp. 6.000% due 06/15/2012.
Counterparty: Credit Suisse First Boston Exp. 12/12/2004	$25,000	$15
Receive a fixed rate equal to 0.400% and the Fund will pay to the counterparty at par in the event of default of General Electric Capital Corp. 6.000% due 06/15/2012.
Counterparty: Bear, Stearns & Co., Inc. Exp. 01/02/2004	25,000	19
Receive a fixed rate equal to 0.510% and the Fund will pay to the counterparty at par in the event of default of Time Warner, Inc. 7.750% due 06/15/2005.
Counterparty: Lehman Brothers, Inc. Exp. 01/02/2005	10,000	(6)
Receive a fixed rate equal to 0.610% and the Fund will pay to the counterparty at par in the event of default of General Electric Capital Corp. 6.000% due 06/15/2012.
Counterparty: Merrill Lynch & Co., Inc. Exp. 05/01/2004	129,560	355
Receive a fixed rate equal to 0.650% and the Fund will pay to the counterparty at par in the event of default of Niagara Mohawk Power Corp. 7.750% due 10/01/2008.
Counterparty: Lehman Brothers, Inc. Exp. 12/31/2004	50,000	61
Receive a fixed rate equal to 0.730% and the Fund will pay to the counterparty at par in the event of default of the United Mexican States 11.500% due 05/15/2026.
Counterparty: Bear, Stearns & Co., Inc. Exp. 06/02/2005	9,000	35
Receive a fixed rate equal to 0.800% and the Fund will pay to the counterparty at par in the event of default of Banque Centrale de Tunisie 7.375% due 04/25/2012.
Counterparty: Citibank N.A., London Exp. 05/03/2004	11,000	(1)
Receive a fixed rate equal to 0.840% and the Fund will pay to the counterparty at par in the event of default of Verizon Global Funding Corp. 6.750% due 12/01/2005.
Counterparty: Goldman Sachs & Co. Exp. 06/01/2004	100,000	409
Receive a fixed rate equal to 0.850% and the Fund will pay to the counterparty at par in the event of default of Verizon Global Funding Corp. 0.000% due 05/15/2021.
Counterparty: Lehman Brothers, Inc. Exp. 06/01/2004	21,500	89
Receive a fixed rate equal to 0.850% and the Fund will pay to the counterparty at par in the event of default of Verizon Global Funding Corp. 0.000% due 05/15/2021.
Counterparty: J.P. Morgan Chase & Co. Exp. 06/01/2004	100,000	412
Receive a fixed rate equal to 0.900% and the Fund will pay to the counterparty at par in the event of default of Verizon Global Funding Corp. 0.000% due 05/15/2021.
Counterparty: J.P. Morgan Chase & Co. Exp. 06/01/2004	50,000	226
Receive a fixed rate equal to 1.050% and the Fund will pay to the counterparty at par in the event of default of DaimlerChrysler North America Holding Corp. 7.300% due 01/15/2012.
Counterparty: ABN AMRO Bank, N.V. Exp. 08/01/2004	25,000	125
Receive a fixed rate equal to 1.050% and the Fund will pay to the counterparty at par in the event of default of Republic of Bulgaria 2.1875% due 07/28/2011.
Counterparty: J.P. Morgan Chase & Co. Exp. 10/23/2003	15,000	6
Receive a fixed rate equal to 1.200% and the Fund will pay to the counterparty at par in the event of default of Republic of Peru 9.125% due 02/21/2012.
Counterparty: Goldman Sachs & Co. Exp. 06/02/2004	10,000	(4)
Receive a fixed rate equal to 1.250% and the Fund will pay to the counterparty at par in the event of default of the United Mexican States 11.375% due 09/15/2016.
Counterparty: Merrill Lynch & Co., Inc. Exp. 12/22/2005	16,000	171
Receive a fixed rate equal to 1.260% and the Fund will pay to the counterparty at par in the event of default of National Rural Utilities Cooperative Finance Corp. 2.820% due 04/26/2004.
Counterparty: UBS Warburg LLC Exp. 04/02/2004	25,000	125
Receive a fixed rate equal to 1.300% and the Fund will pay to the counterparty at par in the event of default of General Motors Acceptance Corp. 7.000% due 02/01/2012.
Counterparty: ABN AMRO Bank, N.V. Exp. 12/02/2004	25,000	17
Receive a fixed rate equal to 1.300% and the Fund will pay to the counterparty at par in the event of default of the United Mexican States 11.500% due 05/15/2026.
Counterparty: Goldman Sachs & Co. Exp. 01/02/2005	5,000	57
Receive a fixed rate equal to 1.310% and the Fund will pay to the counterparty at par in the event of default of the United Mexican States 11.500% due 05/15/2026.
Counterparty: Goldman Sachs & Co. Exp. 01/02/2005	9,000	104

See accompanying notes I 09.30.03 I PIMCO Total Return Fund Semi-Annual Report	40

Schedule of Investments (Cont.)

September 30, 2003 (Unaudited)

Receive a fixed rate equal to 1.400% and the Fund will pay to the counterparty at par in the event of default of Republic of Peru 9.125% due 02/21/2012.
Counterparty: Goldman Sachs & Co. Exp. 12/13/2003	$5,000	$1
Receive a fixed rate equal to 1.550% and the Fund will pay to the counterparty at par in the event of default of Household Finance Corp. 6.375% due 10/15/2011.
Counterparty: Morgan Stanley Dean Witter & Co. Exp. 05/02/2004	25,000	234
Receive a fixed rate equal to 1.550% and the Fund will pay to the counterparty at par in the event of default of Tyco International Group S.A. 2.750% due 01/15/2018.
Counterparty: Bear, Stearns & Co., Inc. Exp. 07/01/2004	10,000	(8)
Receive a fixed rate equal to 1.650% and the Fund will pay to the counterparty at par in the event of default of Republic of Panama 8.875% due 09/30/2027.
Counterparty: Citibank N.A., London Exp. 05/03/2005	5,670	27
Receive a fixed rate equal to 1.800% and the Fund will pay to the counterparty at par in the event of default of Republic of Panama 9.375% due 04/01/2029.
Counterparty: Morgan Stanley Dean Witter & Co. Exp. 06/02/2005	10,100	73
Receive a fixed rate equal to 16.000% and the Fund will pay to the counterparty at par in the event of default of Federative Republic of Brazil 14.500% due 10/15/2009.
Counterparty: Goldman Sachs & Co. Exp. 01/01/2005	10,000	1,628
Receive a fixed rate equal to 16.500% and the Fund will pay to the counterparty at par in the event of default of Federative Republic of Brazil 2.563% due 04/15/2006.
Counterparty: Merrill Lynch & Co., Inc. Exp. 01/01/2005	8,500	1,438
Receive a fixed rate equal to 27.650% and the Fund will pay to the counterparty at par in the event of default of Federative Republic of Brazil 8.000% due 04/15/2014.
Counterparty: J.P. Morgan Chase & Co. Exp. 11/26/2004	10,000	2,850
Receive a fixed rate equal to 28.000% and the Fund will pay to the counterparty at par in the event of default of Federative Republic of Brazil 2.563% due 04/15/2006.
Counterparty: J.P. Morgan Chase & Co. Exp. 12/11/2004	10,000	2,970
Receive a fixed rate equal to 28.000% and the Fund will pay to the counterparty at par in the event of default of Federative Republic of Brazil 8.000% due 04/15/2014.
Counterparty: J.P. Morgan Chase & Co. Exp. 11/27/2004	10,000	2,895
Receive a fixed rate equal to 4.000% and pay floating rate based on 3-month LIBOR.
Counterparty: Bank of America, N.A. Exp. 12/17/2008	1,694,900	41,996
Receive a fixed rate equal to 4.000% and pay floating rate based on 3-month LIBOR.
Counterparty: Goldman Sachs & Co. Exp. 12/17/2008	2,964,300	64,800
Receive a fixed rate equal to 4.000% and pay floating rate based on 3-month LIBOR.
Counterparty: J.P. Morgan Chase & Co. Exp. 12/17/2008	73,000	2,402
Receive floating rate based on 3-month LIBOR and pay a fixed rate equal to 5.000%.
Counterparty: Merrill Lynch & Co., Inc. Exp. 12/17/2023	3,000	208

		$110,496

(j)	Security, or a portion thereof, has been pledged as collateral for swap and swaption contracts. The aggregate market value for all securities pledged as collateral was $124,760 as of September 30, 2003.

41	PIMCO Total Return Fund Semi-Annual Report I 09.30.03 I See accompanying notes

(k)	Short sales open at September 30, 2003 were as follows:

Type	Coupon (%)	Maturity	Par	Value	Proceeds

U.S. Treasury Note	4.250	8/15/2013	$416,500	$427,092	$417,778

(l)	Foreign forward currency contracts outstanding at September 30, 2003:

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)

Sell	BP	73,291	10/2003	$0	$(5,635)	$(5,635)
Sell	EC	249,580	11/2003	0	(3,941)	(3,941)
Buy		300,000	02/2004	22,616	0	22,616
Buy		200,000	09/2004	6,262	0	6,262
Buy	JY	24,356,669	10/2003	4,420	(19)	4,401
Sell		7,124,368	10/2003	0	(2,364)	(2,364)
Buy	MP	356,200	02/2004	0	(316)	(316)
Buy		1,077,592	03/2004	156	(385)	(229)
Sell	N$	56,984	10/2003	0	(1,583)	(1,583)
Sell		56,984	11/2003	0	(25)	(25)
Buy		56,984	10/20003	35	0	35

				$33,489	$(14,268)	$19,221

(m)	Principal amount denoted in indicated currency:

BP	-	British Pound
C$	-	Canadian Dollar
EC	-	Euro
JY	-	Japanese Yen
MP	-	Mexican Peso
N$	-	New Zealand Dollar

(n)	Indicates a fair valued security which has not been valued utilizing an independent quote and which is valued pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $260,075 which is 0.35% of net assets.

See accompanying notes I 09.30.03 I PIMCO Total Return Fund Semi-Annual Report	42

Financial Highlights

Class A

Selected Per Share Data for the Year or Period Ended:	09/30/2003+	03/31/2003	03/31/2002	03/31/2001		03/31/2000		03/31/1999
Net Asset Value Beginning of Period	$10.79	$10.41	$10.52	$9.96		$10.36		$10.62
Net Investment Income (a)	0.14	0.39	0.49	0.62		0.58		0.58
Net Realized/ Unrealized Gain (Loss) on Investments (a)	0.12	0.75	0.20	0.56		(0.40)		0.16
Total Income from Investment Operations	0.26	1.14	0.69	1.18		0.18		0.74
Dividends from Net Investment Income	(0.16)	(0.41)	(0.50)	(0.62)		(0.58)		(0.58)
Distributions from Net Realized Capital Gains	0.00	(0.35)	(0.30)	0.00		0.00		(0.42)
Total Distributions	(0.16)	(0.76)	(0.80)	(0.62)		(0.58)		(1.00)
Net Asset Value End of Period	$10.89	$10.79	$10.41	$10.52		$9.96		$10.36
Total Return	2.40%	11.25%	6.65%	12.27%		1.85%		7.09%
Net Assets End of Period (000s)	$8,307,879	$7,863,675	$4,749,826	$3,061,033		$1,947,405		$1,140,606
Ratio of Net Expenses to Average Net Assets	0.90%*	0.90%	0.90%	0.96	%(b)	1.01	%(b)	0.90%
Ratio of Net Investment Income to Average Net Assets	2.59%*	3.66%	4.64%	6.08%		5.79%		5.37%
Portfolio Turnover Rate	140%	234%	445%	450%		223%		154%

+ Unaudited
* Annualized
(a)	Per share amounts based on average number of shares outstanding during the period
(b)	Ratio of expenses to average net assets excluding interest expense is 0.90%.

43	PIMCO Total Return Fund Semi-Annual Report I 09.30.03 I See accompanying notes

Financial Highlights

Class B

Selected Per Share Data for the Year or Period Ended:	09/30/2003+	03/31/2003	03/31/2002	03/31/2001		03/31/2000		03/31/1999
Net Asset Value Beginning of Period	$10.79	$10.41	$10.52	$9.96		$10.36		$10.62
Net Investment Income (a)	0.10	0.31	0.41	0.54		0.51		0.50
Net Realized/ Unrealized Gain (Loss) on Investments (a)	0.12	0.75	0.20	0.57		(0.41)		0.16
Total Income from Investment Operations	0.22	1.06	0.61	1.11		0.10		0.66
Dividends from Net Investment Income	(0.12)	(0.33)	(0.42)	(0.55)		(0.50)		(0.50)
Distributions from Net Realized Capital Gains	0.00	(0.35)	(0.30)	0.00		0.00		(0.42)
Total Distributions	(0.12)	(0.68)	(0.72)	(0.55)		(0.50)		(0.92)
Net Asset Value End of Period	$10.89	$10.79	$10.41	$10.52		$9.96		$10.36
Total Return	2.02%	10.42%	5.85%	11.44%		1.08%		6.28%
Net Assets End of Period (000s)	$2,634,940	$2,655,908	$1,703,960	$975,823		$654,104		$549,478
Ratio of Net Expenses to Average Net Assets	1.65%*	1.65%	1.65%	1.70	%(b)	1.76	%(b)	1.65%
Ratio of Net Investment Income to Average Net Assets	1.84%*	2.90%	3.85%	5.33%		5.01%		4.55%
Portfolio Turnover Rate	140%	234%	445%	450%		223%		154%

+ Unaudited
* Annualized
(a)	Per share amounts based on average number of shares outstanding during the period
(b)	Ratio of expenses to average net assets excluding interest expense is 1.65%.

See accompanying notes I 09.30.03 I PIMCO Total Return Fund Semi-Annual Report	44

Financial Highlights

Class C

Selected Per Share Data for the Year or Period Ended:	09/30/2003+	03/31/2003	03/31/2002	03/31/2001		03/31/2000		03/31/1999
Net Asset Value Beginning of Period	$10.79	$10.41	$10.52	$9.96		$10.36		$10.62
Net Investment Income (a)	0.10	0.31	0.41	0.54		0.51		0.50
Net Realized/ Unrealized Gain (Loss) on Investments (a)	0.12	0.75	0.20	0.57		(0.41)		0.16
Total Income from Investment Operations	0.22	1.06	0.61	1.11		0.10		0.66
Dividends from Net Investment Income	(0.12)	(0.33)	(0.42)	(0.55)		(0.50)		(0.50)
Distributions from Net Realized Capital Gains	0.00	(0.35)	(0.30)	0.00		0.00		(0.42)
Total Distributions	(0.12)	(0.68)	(0.72)	(0.55)		(0.50)		(0.92)
Net Asset Value End of Period	$10.89	$10.79	$10.41	$10.52		$9.96		$10.36
Total Return	2.02%	10.41%	5.85%	11.44%		1.09%		6.29%
Net Assets End of Period (000s)	$3,273,267	$3,303,225	$1,979,410	$1,103,702		$720,199		$715,201
Ratio of Net Expenses to Average Net Assets	1.65%*	1.65%	1.65%	1.71	%(b)	1.75	%(b)	1.65%
Ratio of Net Investment Income to Average Net Assets	1.84%*	2.89%	3.85%	5.34%		5.01%		4.63%
Portfolio Turnover Rate	140%	234%	445%	450%		223%		154%

+ Unaudited
* Annualized
(a)	Per share amounts based on average number of shares outstanding during the period
(b)	Ratio of expenses to average net assets excluding interest expense is 1.65%.

45	PIMCO Total Return Fund Semi-Annual Report I 09.30.03 I See accompanying notes

Statement of Assets and Liabilities

September 30, 2003 (Unaudited)

Amounts in thousands, except per share amounts.

Assets:
Investments, at value	$81,617,381
Cash	43,890
Foreign currency, at value	169,233
Receivable for investments sold	1,033,250
Unrealized appreciation on forward foreign currency contracts	33,489
Receivable for Fund shares sold	239,283
Interest and dividends receivable	381,719
Variation margin receivable	154,815
Swap premiums paid	42,503
Unrealized appreciation on swap agreements	143,946

83,859,509

Liabilities:
Payable for investments purchased	$9,036,517
Unrealized depreciation on forward foreign currency contracts	14,268
Payable for short sale	427,092
Written options outstanding	128,762
Payable for Fund shares redeemed	456,924
Dividends payable	37,893
Accrued investment advisory fee	14,394
Accrued administration fee	12,898
Accrued distribution fee	6,343
Accrued servicing fee	3,100
Variation margin payable	745
Swap premiums received	12,249
Unrealized depreciation on swap agreements	33,450
10,184,635

Net Assets	$73,674,874

Net Assets Consist of:
Paid in capital	$71,049,825
Undistributed net investment income	665,391
Accumulated undistributed net realized (loss)	(131,724)
Net unrealized appreciation	2,091,382

$73,674,874

Net Assets:
Class A	$8,307,879
Class B	2,634,940
Class C	3,273,267
Other Classes	59,458,788

Shares Issued and Outstanding:
Class A	763,194
Class B	242,056
Class C	300,695

Net Asset Value and Redemption Price* Per Share (Net Assets Per Share Outstanding)
Class A	$10.89
Class B	10.89
Class C	10.89
Cost of Investments Owned	$80,375,966

Cost of Foreign Currency Held	$162,618

*	With respect to the A, B and C Classes, the redemption price varies by the length of time the shares are held.

See accompanying notes I 09.30.03 I PIMCO Total Return Fund Semi-Annual Report	46

Statement of Operations

Amounts in thousands

Six Months Ended September 30, 2003
(Unaudited)
Investment Income:
Interest, net of foreign taxes	$1,272,753
Dividends	11,416
Miscellaneous Income	11,991

Total Income	1,296,160

Expenses:
Investment advisory fees	92,601
Administration fees	82,960
Distribution fees—Class B	10,126
Distribution fees—Class C	12,665
Servicing fees—Class A	10,239
Servicing fees—Class B	3,375
Servicing fees—Class C	4,222
Distribution and/or servicing fees–Other Classes	22,672
Trustees’ fees	105
Miscellaneous expense	212

Total Expenses	239,177

Net Investment Income	1,056,983

Net Realized and Unrealized Gain (Loss):
Net realized gain on investments	120,789
Net realized (loss) on futures contracts, options, and swaps	(418,499)
Net realized (loss) on foreign currency transactions	(7,827)
Net change in unrealized appreciation on investments	174,747
Net change in unrealized appreciation on futures contracts, options, and swaps	826,213
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	19,380
Net gain	714,803

Net Increase in Assets Resulting from Operations	$1,771,786

47	PIMCO Total Return Fund Semi-Annual Report I 09.30.03 I See accompanying notes

Statements of Changes in Net Assets

Amounts in thousands

	Six Months Ended September 30, 2003	Year Ended March 31, 2003
	(Unaudited)
Increase (Decrease) in Net Assets from:
Operations:
Net investment income	$1,056,983	$2,512,302
Net realized gain (loss)	(305,537)	3,027,093
Net change in unrealized appreciation	1,020,340	1,291,440

Net increase resulting from operations	1,771,786	6,830,835

Distributions to Shareholders:
From net investment income
Class A	(118,732)	(240,524)
Class B	(28,988)	(68,346)
Class C	(36,252)	(83,285)
Other Classes	(985,392)	(2,202,653)
From net realized capital gains
Class A	0	(220,622)
Class B	0	(78,931)
Class C	0	(97,024)
Other Classes	0	(1,752,468)

Total Distributions	(1,169,364)	(4,743,853)

Fund Share Transactions:
Receipts for shares sold
Class A	2,198,395	5,233,785
Class B	285,219	1,173,323
Class C	519,947	1,738,650
Other Classes	10,910,437	26,314,854
Issued as reinvestment of distributions
Class A	75,717	287,246
Class B	18,181	92,893
Class C	21,919	112,670
Other Classes	840,876	3,456,212
Cost of shares redeemed
Class A	(1,894,237)	(2,606,934)
Class B	(344,594)	(384,143)
Class C	(595,809)	(610,919)
Other Classes	(11,645,890)	(17,425,354)
Net increase resulting from Fund share transactions	390,161	17,382,283

Total Increase in Net Assets	992,583	19,469,265

Net Assets:
Beginning of period	72,682,291	53,213,026
End of period *	$73,674,874	$72,682,291

*Including undistributed net investment income of:	$665,391	$777,772

See accompanying notes I 09.30.03 I PIMCO Total Return Fund Semi-Annual Report	48

Notes to Financial Statements

September 30, 2003 (Unaudited)

1. Organization

The Total Return Fund (the “Fund”) is a series of the PIMCO Funds: Pacific Investment Management Series (the “Trust”) which was established as a Massachusetts business trust on February 19, 1987. The Trust is registered under the Investment Company Act of 1940 (the “Act”), as amended, as an open-end investment management company. The Trust currently consists of 50 separate investment funds (the “Funds”). The Trust may offer up to eight classes of shares: Institutional, Administrative, Advisor, A, B, C, D and R. The Advisor class had not commenced operations as of September 30, 2003. Each share class has identical voting rights (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Information presented in these financial statements pertains to the A, B and C Classes (the “Retail Classes”) of the Fund. Certain detailed financial information for the Institutional, Administrative, D and R Classes (the “Other Classes”) is provided separately and is available upon request.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Security Valuation. Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Portfolio securities and other financial instruments for which market quotes are not readily available are valued at fair value, as determined in good faith and pursuant to guidelines established by the Board of Trustees, including certain fixed income securities which may be valued with reference to securities whose prices are more readily obtainable. Market value is determined at the close of regular trading (normally, 4:00 p.m., Eastern Time) on the New York Stock Exchange on each day the New York Stock Exchange is open, or if no sales are reported, as is the case for most securities traded over-the-counter, the mean between representative bid and asked quotations obtained from a quotation reporting system or from established market makers. Fixed income securities are normally valued on the basis of quotes obtained from brokers and dealers or pricing services. Certain fixed income securities purchases on a delayed delivery basis are marked to market daily until settlement at the forward settlement value. Short-term investments, which mature in 60 days or less are valued at amortized cost, which approximates market value. Exchange traded options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Prices may be obtained from independent pricing services which use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. The prices used by the Funds may differ from the value that would be realized if the securities were sold and the differences could be material to the financial statements. The prices of certain portfolio securities or other financial instruments may be determined at a time prior to the close of regular trading on the New York Stock Exchange. Fair valuation may be used if significant events occur after the close of the relevant markets and prior to the close of regular trading on the New York Stock Exchange that materially affect the values of such securities or financial instruments.

Securities Transactions and Investment Income. Securities transactions are recorded as of the trade date. Securities purchased or sold on a when-issued or delayed delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis. Paydown gains and losses on mortgage- and asset-backed securities are recorded as adjustments to interest income in the Statement of Operations.

Dividends and Distributions to Shareholders. Dividends from net investment income, if any, are declared on each day the Trust is open for business and are distributed to shareholders monthly. Net realized capital gains earned by the Fund, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for such items as wash sales, foreign currency transactions, net operating losses and capital loss carryforwards.

49	PIMCO Total Return Fund Semi-Annual Report I 09.30.03

Notes to Financial Statements

September 30, 2003 (Unaudited)

Distributions classified as a tax basis return of capital, if any, are reflected in the accompanying Statements of Changes in Net Assets and have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

Multiclass Operations. Each class offered by the Trust has equal rights as to assets and voting privileges. Income and non-class specific expenses of the Fund are allocated daily to each class of shares based on the relative value of settled shares. Realized and unrealized capital gains and losses of the Fund are allocated daily to each class of shares based on the relative net assets of each class.

Delayed Delivery Transactions. The Fund may purchase or sell securities on a when-issued or delayed delivery basis. These transactions involve a commitment by the Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed delivery purchases are outstanding, the Fund will designate liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. The Fund may dispose of or renegotiate a delayed delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss. When the Fund has sold a security on a delayed delivery basis, the Fund does not participate in future gains and losses with respect to the security. Forward sales commitments are accounted for by the Fund in the same matter as forward currency contracts discussed below.

Federal Income Taxes. The Fund intends to qualify as a regulated investment company and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

Financing Transactions. The Fund may enter into financing transactions consisting of the sale by the Fund of securities, together with a commitment to repurchase similar securities at a future date. The difference between the selling price and the future purchase price is an adjustment to interest income in the Statement of Operations. If the counterparty to whom the Fund sells the security becomes insolvent, the Fund’s right to repurchase the security may be restricted; the value of the security may change over the term of the financing transaction; and the return earned by the Fund with the proceeds of a financing transaction may not exceed transaction costs. The Fund will designate assets determined to be liquid by PIMCO or otherwise cover its obligations under financing transactions. As of September 30, 2003, there were no outstanding financing transactions.

Foreign Currency. The accounting records of the Fund are maintained in U.S. dollars. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Fluctuations in the value of these assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation (depreciation) on investment securities and income and expenses are translated on the respective dates of such transactions. The effect of changes in foreign currency exchange rates on investments in securities are not segregated in the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Forward Currency Transactions. The Fund may enter into forward currency contracts and forward cross-currency contracts in connection with settling planned purchases or sales of securities or to hedge the currency exposure associated with some or all of the Fund’s securities. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. Forward currency contracts are marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency or, if a forward currency contract is offset by entering into another forward currency contract with the same broker, upon settlement of the net gain or loss. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Fund’s Statement of Assets and Liabilities. In addition, the Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar.

09.30.03 I PIMCO Total Return Fund Semi-Annual Report	50

Notes to Financial Statements

September 30, 2003 (Unaudited)

Futures Contracts. The Fund is authorized to enter into futures contracts. The Fund may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Fund and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund may be required to deposit with its custodian, in a segregated account in the name of the futures broker, an amount of cash or U.S. Government and Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.

Inflation-Indexed Bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase in the principal amount of an inflation-indexed bond will be included as interest income in the Statement of Operations, even though investors do not receive their principal until maturity.

Loan Agreements. The Fund may invest in direct debt instruments which are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates. The Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan participation, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt by the lender of payments from the borrower. The Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Fund may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When the Fund purchases assignments from lenders it acquires direct rights against the borrower on the loan.

Options Contracts. The Fund may write call and put options on futures, swaps, securities or currencies it owns or in which it may invest. Writing put options tends to increase the Fund’s exposure to the underlying instrument. Writing call options tends to decrease the Fund’s exposure to the underlying instrument. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. Payments received or made, if any, from writing options with premiums to be determined on a future date are reflected as such on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying future, security or currency transaction to determine the realized gain or loss. The Fund as a writer of an option has no control over whether the underlying future, security or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future, security or currency underlying the written option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

The Fund may also purchase put and call options. Purchasing call options tends to increase the Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease the Fund’s exposure to the underlying instrument. The Fund pays a premium which is included in the Fund’s Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying future, security or currency transaction to determine the realized gain or loss.

Repurchase Agreements. The Fund may engage in repurchase transactions. Under the terms of a typical repurchase agreement, the Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time. The market value of the collateral must be equal at all times to the total amount of the repurchase obligations, including interest. Generally, in the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred.

51	PIMCO Total Return Fund Semi-Annual Report I 09.30.03

Notes to Financial Statements

September 30, 2003 (Unaudited)

Restricted Securities. The Fund is permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult.

Short Sales. The Fund has entered into short sales transactions during the fiscal year. A short sale is a transaction in which the Fund sells securities it does not own in anticipation of a decline in the market price of the securities. The Fund is obligated to deliver securities at the market price at the time the short position is closed. Possible losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

Stripped Mortgage-Backed Securities (SMBS). SMBS represent a participation in, or are secured by and payable from, mortgage loans on real property, and may be structured in classes with rights to receive varying proportions of principal and interest. SMBS include interest-only securities (IOs), which receive all of the interest, and principal-only securities (POs), which receive all of the principal. If the underlying mortgage assets experience greater than anticipated payments of principal, the Fund may fail to recoup some or all of its initial investment in these securities. The market value of these securities is highly sensitive to changes in interest rates.

Swap Agreements. The Fund may invest in swap agreements. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Fund may enter into interest rate, total return, forward swap spread lock and credit default swap agreements to manage its exposure to interest rates and credit risk. Interest rate swap agreements involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. Total return swap agreements involve commitments to pay interest in exchange for a market-linked return, both based on notional amounts. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty. Forward spread lock swap agreements involve commitments to pay or receive a settlement amount calculated as the difference between the swap spread and a fixed spread, multiplied by the notional amount times the duration of the swap. The swap spread is the difference between the benchmark swap rate (market rate) and the specific Treasury rate. In a credit default swap, one party makes a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate issues or sovereign issues of an emerging country, on its obligation. The Fund may use credit default swaps to provide a measure of protection against defaults of issuers (i.e., to reduce risk where the Fund owns or has exposure to the issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Swaps are marked to market daily based upon quotations from market makers and vendors and the change in value, if any, is recorded as unrealized gain or loss in the Statement of Operations. Payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss in the Statement of Operations. Net periodic payments are included as part of miscellaneous income on the Statement of Operations. Entering into these agreements involves, to varying degrees, elements of credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements, and that there may be unfavorable changes in interest rates.

3. Fees, Expenses, and Related Party Transactions

Investment Advisory Fee. Pacific Investment Management Company LLC (PIMCO) is a majority-owned subsidiary partnership of Allianz Dresdner Asset Management of America L.P. (formerly PIMCO Advisors L.P.) and serves as investment adviser (the “Adviser”) to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Fund at an annual rate based on average daily net assets of the Fund. The Advisory Fee is charged at an annual rate of 0.25%.

Administration Fee. PIMCO serves as administrator (the “Administrator”), and provides administrative services to the Trust for which it receives a monthly administrative fee based on each share class’ average daily net assets. The Administration Fee for the Fund’s A, B and C Classes is charged at an annual rate of 0.40%. The Administration Fee for the Institutional and Administrative Classes is charged at the annual rate of 0.18%. The Administration Fee for Class D is charged at the annual rate 0.25%. The Administration Fee for Class R is charged at the annual rate 0.40%.

09.30.03 I PIMCO Total Return Fund Semi-Annual Report	52

Notes to Financial Statements

September 30, 2003 (Unaudited)

Distribution and Servicing Fees. PIMCO Advisors Distributors LLC (“PAD”), is an indirect wholly-owned subsidiary of Allianz Dresdner Asset Management of America L.P. and serves as the distributor of the Trust’s shares. The Trust is permitted to reimburse PAD on a quarterly basis, out of the Administrative Class assets of the Fund in the amount up to 0.25% on an annual basis of the average daily net assets of that class, for payments made to financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Fund shares as their funding medium. Unreimbursed costs may be carried forward for reimbursement for up to twelve months beyond the date in which it is incurred, subject always to the limit that not more than 0.25% of the average daily net assets attributable to an Administrative Class may be expensed. The effective rate paid to PAD was 0.25% during the current fiscal year with no unreimbursed costs to be carried forward as of September 30, 2003.

Pursuant to the Distribution and Servicing Plans adopted by the A, B, C, D and R Classes of the Trust, the Trust compensates PAD or an affiliate with respect to Class D for services provided and expenses incurred in connection with assistance rendered in the sale of shares and services rendered to shareholders and for maintenance of shareholder accounts of the A, B, C, D and R Classes. The Trust paid PAD distribution and servicing fees at an effective rate as set forth below (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Allowable Rate
	Distribution Fee (%)	Servicing Fee (%)

Class A	—	0.25
Class B	0.75	0.25
Class C	0.75	0.25
Class D	—	0.25
Class R	0.25	0.25

PAD also receives the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares and the contingent deferred sales charges paid by the shareholders upon certain redemptions of A, B and C Class shares. For the period ended September 30, 2003 PAD received $12,955,338 representing commissions (sales charges) and contingent deferred sales charges.

Expenses. The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organization expenses and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class shares and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed in the Financial Highlights, may differ from the annual fund operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

Each unaffiliated Trustee receives an annual retainer of $60,000, plus $3,000 for each Board of Trustees meeting attended in person and $500 for each meeting attended telephonically, plus reimbursement of related expenses. In addition, each committee chair receives an annual retainer of $1,500. These expenses are allocated on a pro-rata basis to each Fund of the Trust according to its respective net assets.

4. Purchases and Sales of Securities

Purchases and sales of securities (excluding short-term investments) for the period ended September 30, 2003, were as follows (amounts in thousands):

U.S Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$80,252,111	$70,498,106	$3,612,353	$9,672,286

53	PIMCO Total Return Fund Semi-Annual Report I 09.30.03

Notes to Financial Statements

September 30, 2003 (Unaudited)

5. Transactions in Written Call and Put Options

Transactions in written call and put options were as follows (amounts in thousands):

Premium
Balance at 03/31/2003	$144,065
Sales	153,828
Closing Buys	(134,616)
Expirations	(23,610)
Exercised	0

Balance at 09/30/2003	$139,667

6. Shares of Beneficial Interest

The Trust may issue an unlimited number of shares of beneficial interest with a $.0001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Six Months Ended 09/30/2003		Year Ended 03/31/2003
	Shares	Amount	Shares	Amount
Receipts for shares sold
Class A	202,562	$2,198,395	488,718	$5,233,785
Class B	26,217	285,219	109,578	1,173,323
Class C	47,796	519,947	162,391	1,738,650
Other Classes	1,005,327	10,910,437	2,455,817	26,314,854

Issued as reinvestment of distributions
Class A	6,990	75,717	26,989	287,246
Class B	1,678	18,181	8,738	92,893
Class C	2,023	21,919	10,597	112,670
Other Classes	77,625	840,876	324,627	3,456,212

Cost of shares redeemed
Class A	(175,040)	(1,894,237)	(243,150)	(2,606,934)
Class B	(31,946)	(344,594)	(35,839)	(384,143)
Class C	(55,214)	(595,809)	(56,979)	(610,919)
Other Classes	(1,074,970)	(11,645,890)	(1,626,472)	(17,425,354)

Net increase resulting from Fund share transactions	33,048	$390,161	1,625,015	$17,382,283

7. Federal Income Tax Matters

At September 30, 2003, the aggregate cost of investments was the same for federal income tax and financial statement purposes. The net unrealized appreciation (depreciation) of investments for federal income tax purposes were as follows (amounts in thousands):

Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized (Depreciation)	Net Unrealized Appreciation
$1,743,310	$(501,895)	$1,241,415

09.30.03 I PIMCO Total Return Fund Semi-Annual Report	54

Pacific Investment Management Series

Manager	Pacific Investment Management Company LLC, 840 Newport Center Drive, Newport Beach, CA 92660

Distributor	PIMCO Advisors Distributor LLC, 2187 Atlantic Street, Stamford, CT 06902

Custodian	State Street Bank & Trust Co., 801 Pennsylvania, Kansas City, MO 64105

Shareholder Servicing Agent and Transfer Agent	PFPC Global Fund Services, Inc., P.O. Box 9688, Providence, RI 02940-9688

Independent Auditors	PricewaterhouseCoopers LLP, 1055 Broadway, Kansas City, MO 64105

Legal Counsel	Dechert LLP, 1775 I Street, N.W., Washington, D.C., 20006

For Account Information	For PIMCO Funds account information contact your financial advisor, or if you receive account statements directly from PIMCO Advisors, you can also call 1-800-426-0107. Telephone representatives are available Monday–Friday 8:30 am to 8:00 pm Eastern Time. Or visit our Web site, www.pimcoadvisors.com.

55	PIMCO Total Return Fund Semi-Annual Report I 09.30.03

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